UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report August 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCACX	NCSPX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers John V. Miller, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2015. John has managed the Nuveen California High Yield Municipal Bond Fund since 2006, and Scott has managed the Nuveen California Municipal Bond Fund since 2003.

How did the Funds perform during the six-month reporting period ended August 31, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ending August 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average. During the six-month reporting period, Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund outperformed their respective S&P benchmarks and their Lipper classification average.

What strategies were used to manage the Funds during the reporting period, and how did these strategies influence performance?

Both Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team.

Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen California High Yield Municipal Bond Fund

The Nuveen California High Yield Municipal Bond Fund outpaced the S&P Municipal Yield Index during the six-month reporting period. This result came despite a portfolio duration that was somewhat longer than that of the overall high yield municipal bond market. As interest rates rose in a volatile environment for tax-exempt debt, the Fund’s heightened sensitivity to changes in rates posed a challenge.

That challenge, however, was more than offset by two favorable performance factors. First, the Fund’s yield oriented focus remained a positive in an environment of scarce income. Second, the Fund benefited from strong credit selection relative to the index. As an example, we lacked any exposure to the bonds of Puerto Rico, the U.S. territory with known credit challenges worsened during this reporting period. Not holding these poor performing bonds, which make up a significant portion of the high yield investment universe, proved helpful on a relative basis.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

At the same time, we did own Guam bonds, which, like all U.S. territorial debts offer triple exemption (i.e., exemption from most federal, state and local taxes). Some of our higher coupon Guam positions were advance refunded during the reporting period, resulting in a significant price boost that lifted the Fund’s results. At period end, approximately 2.9% of the Fund’s net assets were invested in Guam-affiliated bonds. We also owned an approximately 0.3% portfolio stake in U.S. Virgin Islands debt. The vast majority of the portfolio’s net assets was held in California bonds, which at period end was approximately 98.6%.

Other investments added particular value, including multiple bonds issued by community facilities districts. These real estate-backed credits held their value fairly well amid rising interest rates and even experienced modest spread tightening, meaning that investors were willing to accept less income over time to own the bonds. Certain charter school bonds, another sector in which spreads narrowed, also contributed to performance.

The Fund further benefited from bonds for a Southern California water desalinization project. As investors anticipated the project’s near-term completion, and as demand for water grew in the drought-stricken state, the issuer’s financial position appeared to strengthen.

During the reporting period, we maintained an interest rate hedge in the form of municipal interest rate swaps. This hedge enabled us to keep the Fund’s duration at our desired level without otherwise having to sell positions we found attractive. By mitigating the negative performance effects of rising interest rates, this hedge added negligibly to the Fund’s results.

During the reporting period, the Fund invested in credit default swap contracts to manage credit risk. Using credit default swaps, the Fund purchased credit protection, which had a negligible impact on performance. These positions were terminated prior to the close of the reporting period.

Our management strategy continued to focus on bonds that we believed offered positive long-term total return prospects, belonged to stable sectors and provided good potential for improving credit quality, in our opinion. Given the unpredictable nature of investment inflows during the reporting period, our emphasis was on trying to preserve the portfolio’s interest rate and credit quality positioning.

During the reporting period, we purchased bonds in a number of sectors, including hospitals, charter schools and higher education, that we believed would provide good long-term value for shareholders. To finance these purchases, we used the proceeds of new investment inflows coming throughout the reporting period. Money for these purchases also came from periodic bond calls, some of which involved community development district bonds. As this was a sector we continued to like, we often sought to reinvest the proceeds in other issues from this sector that met our credit research standards.

Although bond sales were limited during the reporting period, we did occasionally liquidate holdings in the Fund that had already done well, were now valued at fairly significant premiums and no longer provided what we saw as a favorable risk/reward tradeoff for shareholders.

Impact of the California High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmark was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value (NAV) if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through the use of leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage.

6	Nuveen Investments

The Fund’s use of leverage through inverse floating rate securities had a negligible impact on performance of the Fund over this reporting period.

Nuveen California Municipal Bond Fund

The Nuveen California Municipal Bond Fund outperformed the S&P Municipal Bond Index, during the six-month reporting period. Favorable credit quality positioning helped the Fund’s results. In a continued low interest rate environment and with strong demand from high yield investors, bonds with lower credit ratings tended to outperform their higher quality counterparts.

Accordingly, the Fund was helped by overweightings in below investment grade rated (below BBB rated) and non-rated bonds. In addition, the Fund’s underweighted stake in AAA rated bonds was another meaningful positive, given that these very high quality securities lagged the index.

To a lesser extent, sector positioning also added to the Fund’s results. Overweighting incremental-tax bonds, also known as redevelopment authority bonds, proved particularly helpful. Our exposure to this area of the market remained substantial, if reduced, following calls of several longtime portfolio holdings. Overweighting the strong performing tobacco bond sector also added value, as did underweighting bonds in the utility sector, which trailed the market. On the negative side, the Fund was underweighted in airport bonds, many of which are lower rated and therefore performed well during the reporting period.

During the reporting period, we found more investment opportunities in the primary, or new issue, municipal bond market, as opposed to the secondary market, where pricing generally struck us as less attractive. In adding bonds to the Fund, we tended to find the best value among A rated issues, whose yields were comparable to those of BBB rated issues but which had better credit quality. Our new acquisitions included state appropriation-backed debt, health care bonds and higher education issues. We also selectively bought lower rated bonds when we found suitable opportunities to do so. At times, this involved special situations in which sellers were motivated to liquidate their holdings quickly and we were able to invest at attractive prices.

At times, we purchased “four-handle” bonds, meaning highly rated, lower-coupon issues with better embedded yields than similarly structured higher-coupon bonds were providing. These acquisitions included bonds issued by the state of California, large municipal utilities and other AAA rated or AA rated credits. We viewed these purchases as temporary opportunities to capture value, rather than long-term holdings.

We also periodically engaged in bond swaps to seek to improve the Fund’s long-term ability to generate income. This involved selling bonds of a particular issuer and using the proceeds to buy comparable securities with slightly longer maturity dates. With this approach, we were able to maintain the Fund’s income characteristics for longer with only negligible additional interest rate risk.

Throughout the reporting period, we lacked any exposure to bonds of U.S. territorial issuers, including Puerto Rico, whose credit quality remained a source of concern for investors throughout the reporting period. All of the bonds we held in the Fund consisted of California-issued securities.

To fund our purchases, we primarily relied on the proceeds of bond calls and periodic investment inflows coming into the portfolio. In addition, we occasionally had opportunities to sell bonds with shorter call dates at prices we found attractive, and replace these securities with those offering longer call dates. This approach enabled us to better maintain our desired duration and income characteristics for the Fund.

An Update Involving Puerto Rico

As noted in the previous Shareholder Fund Report, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy.

The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.27% of assets under management as of August 31, 2015. As of August 31, 2015, Nuveen’s limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen California High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen California Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 30, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	9

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen California High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.44%	5.70%	8.04%	4.87%
Class A Shares at maximum Offering Price	(3.77)%	1.24%	7.11%	4.40%
S&P Municipal Yield Index	(0.67)%	2.49%	6.06%	4.82%
Lipper California Municipal Debt Funds Classification Average	0.13%	3.06%	4.76%	4.28%

Class C2 Shares	0.16%	5.04%	7.43%	4.29%
Class I Shares	0.54%	5.91%	8.25%	5.07%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.04%	4.88%	10.07%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.45%	5.56%	8.13%	4.91%
Class A Shares at maximum Offering Price	(3.75)%	1.13%	7.20%	4.43%
Class C2 Shares	0.07%	4.90%	7.52%	4.32%
Class I Shares	0.44%	5.65%	8.31%	5.10%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.04%	4.63%	9.95%

Since inception returns for Class A, Class C2 and Class I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.64%	1.40%	0.65%

Effective Leverage Ratio as of August 31, 2015

Effective Leverage Ratio	14.80%

10	Nuveen Investments

Nuveen California Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.58%	4.55%	6.05%	4.88%
Class A Shares at maximum Offering Price	(3.65)%	0.16%	5.13%	4.43%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	4.79%
Lipper California Municipal Debt Funds Classification Average	0.13%	3.06%	4.76%	4.08%

Class C2 Shares	0.28%	4.04%	5.47%	4.31%
Class I Shares	0.66%	4.81%	6.27%	5.09%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.17%	3.81%	6.81%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.93%	4.53%	6.17%	5.03%
Class A Shares at maximum Offering Price	(3.31)%	0.16%	5.28%	4.58%
Class C2 Shares	0.54%	3.93%	5.58%	4.45%
Class I Shares	0.92%	4.70%	6.36%	5.24%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.43%	3.70%	6.86%

Since inception returns are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.77%	1.56%	1.32%	0.57%

Effective Leverage Ratio as of August 31, 2015

Effective Leverage Ratio	0.00%

Nuveen Investments	11

Yields as of August 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen California High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	4.09%	3.44%	3.70%	4.46%
SEC 30-Day Yield – Subsidized	3.61%	2.97%	3.23%	3.98%
SEC 30-Day Yield – Unsubsidized	3.61%	2.97%	3.23%	3.98%
Taxable-Equivalent Yield – Subsidized (34.7%)[2]	5.53%	4.55%	4.95%	6.09%
Taxable-Equivalent Yield – Unsubsidized (34.7%)[2]	5.53%	4.55%	4.95%	6.09%

Nuveen California Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.65%	3.01%	3.22%	3.97%
SEC 30-Day Yield – Subsidized	2.18%	1.48%	1.73%	2.48%
SEC 30-Day Yield – Unsubsidized	2.18%	1.48%	1.73%	2.48%
Taxable-Equivalent Yield – Subsidized (34.7%)[2]	3.34%	2.27%	2.65%	3.80%
Taxable-Equivalent Yield – Unsubsidized (34.7%)[2]	3.34%	2.27%	2.65%	3.80%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

12	Nuveen Investments

Holding

Summaries as of August 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen California High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.9%
Common Stocks	0.6%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	100.1%
Floating Rate Obligations	(0.1)%
Net Assets	100%

Portfolio Composition1

(% of total investments)

Tax Obligation/Limited	47.8%
Health Care	10.5%
Education and Civic Organizations	9.4%
Consumer Staples	5.6%
Transportation	5.1%
Tax Obligation/General	4.9%
Other	16.7%
Total	100%

Bond Credit Quality1

(% of total investment exposure)

AAA/U.S. Guaranteed	3.4%
AA	30.1%
A	11.8%
BBB	12.6%
BB or Lower	11.7%
N/R (not rated)	29.9%
N/A (not applicable)	0.5%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

Holding Summaries (continued)

Nuveen California Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.6%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	29.8%
Tax Obligation/General	27.9%
Health Care	11.1%
Education and Civic Organizations	6.6%
Water and Sewer	6.5%
Other	18.1%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	6.9%
AA	47.7%
A	19.1%
BBB	10.0%
BB or Lower	8.3%
N/R (not rated)	8.0%
Total	100%

14	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2015.

The beginning of the period is March 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.40	$1,000.40	$1,001.60	$1,005.40
Expenses Incurred During Period	$4.28	$8.30	$7.04	$3.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.86	$1,016.84	$1,018.10	$1,021.87
Expenses Incurred During Period	$4.32	$8.36	$7.10	$3.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	15

Expense Examples (continued)

Nuveen California Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.80	$1,001.70	$1,002.80	$1,006.60
Expenses Incurred During Period	$3.88	$7.90	$6.65	$2.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.24	$1,018.50	$1,022.27
Expenses Incurred During Period	$3.91	$7.96	$6.70	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen California High Yield Municipal Bond Fund

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.5%

	MUNICIPAL BONDS – 97.9%

	Consumer Discretionary – 0.2%

$75	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/16 at 100.00	N/R	$75,671

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
1,000	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	644,600
160	6.000%, 12/15/37	11/15 at 100.00	N/R	88,336

15	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	8,282

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	555,690

75	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	75,003
1,825	Total Consumer Discretionary			1,447,582

	Consumer Staples – 5.5%

27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Subordinate Series 2006A, 0.000%, 6/01/50	6/16 at 12.54	B	1,588,950

1,155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	BB	902,956

150	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A., 5.700%, 6/01/46	12/18 at 100.00	B+	135,737

50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	11/15 at 100.00	B–	41,077

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,750	5.000%, 6/01/33	6/17 at 100.00	B	9,138,682
3,695	5.750%, 6/01/47	6/17 at 100.00	B	3,175,742
7,500	5.125%, 6/01/47	6/17 at 100.00	B	5,880,825

3,600	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,969,712

10,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B–	2,038,592

1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	11/15 at 100.00	B–	830,380

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
1,000	5.000%, 6/01/37	11/15 at 100.00	BB+	866,440
7,345	5.125%, 6/01/46	11/15 at 100.00	B+	6,159,590
73,845	Total Consumer Staples			33,728,683

Nuveen Investments	17

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 9.3%

$1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	$1,103,276

35	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	35,046

1,335	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A&B, 5.250%, 10/01/45	10/22 at 102.00	BBB–	1,341,635

1,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	1,071,360

	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A:
1,400	5.000%, 10/01/34	10/22 at 102.00	BBB–	1,414,196
465	5.000%, 10/01/44	10/22 at 102.00	BBB–	459,360

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,230,800

	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A:
875	5.500%, 8/01/34	8/24 at 100.00	BB	903,586
1,650	6.000%, 8/01/44	8/24 at 100.00	BB	1,718,062

2,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,008,300

1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/18 at 100.00	N/R	1,404,500

	California Municipal Finance Authority, Lakeview Charter Academy School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	No Opt. Call	BB+	1,381,059
2,700	5.250%, 8/01/42	No Opt. Call	BB+	2,814,102
1,795	5.300%, 8/01/47	8/22 at 100.00	BB+	1,869,654

	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,095	5.000%, 4/01/35	4/25 at 100.00	Baa3	1,178,822
670	5.000%, 4/01/41	4/25 at 100.00	Baa3	713,061

1,500	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,632,060

1,290	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	No Opt. Call	BBB+	1,433,035

300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32	1/22 at 100.00	N/R	323,964

3,700	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.250%, 1/01/45	1/25 at 100.00	N/R	3,693,673

625	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/34	7/24 at 100.00	BBB–	677,950

1,015	California School Finance Authority School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.500%, 11/01/34	11/24 at 100.00	N/R	1,039,675

600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	615,396

980	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	1,071,356

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
$1,000	5.750%, 6/01/34	6/24 at 100.00	BB+	$1,053,270
1,000	6.000%, 6/01/44	6/24 at 100.00	BB+	1,059,180

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,380	6.400%, 8/01/34	2/24 at 100.00	BB	1,550,444
2,040	6.750%, 8/01/44	2/24 at 100.00	BB	2,325,559

	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A:
575	5.625%, 10/01/34	10/24 at 100.00	BB	586,230
1,000	5.875%, 10/01/44	10/24 at 100.00	BB	1,025,400
520	6.000%, 10/01/49	10/24 at 100.00	BB	535,860

1,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35	7/25 at 100.00	BBB–	910,030

1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	1,386,750

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.000%, 11/01/32	No Opt. Call	N/R	1,029,200

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,161,890

	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A:
2,090	5.150%, 7/01/30	7/17 at 100.00	N/R	2,102,038
1,500	5.250%, 7/01/42	7/17 at 100.00	N/R	1,499,880

1,000	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 21.460%, 11/15/49 – AGM Insured (IF) (5)	11/24 at 100.00	AA	1,532,100

1,040	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,183,655

815	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	964,161

1,000	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	11/17 at 102.00	N/R	1,007,680

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	201,428

370	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	372,039

600	California, School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB–	635,700

200	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	202,048

100	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	101,580

Nuveen Investments	19

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB+	$65,545

355	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	344,318

1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.200%, 5/15/39 (IF) (5)	5/23 at 100.00	AA	1,903,800
53,110	Total Education and Civic Organizations			56,873,713

	Health Care – 9.8%

970	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba3	1,089,426

1,315	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	1,452,602

625	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002, 17.062%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	869,150

1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	1,339,987

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
260	17.954%, 8/15/43 (IF) (5)	8/24 at 100.00	AA	385,622
695	17.981%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	968,413

80	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 22.237%, 10/01/21 (IF) (5)	No Opt. Call	AA	133,320

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034:
3,600	22.093%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	5,729,400
795	22.012%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	1,263,462

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
200	22.116%, 8/15/20 (IF) (5)	No Opt. Call	AA	287,370
200	22.104%, 8/15/20 (IF) (5)	No Opt. Call	AA	287,320

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,000	17.755%, 8/15/41 (IF) (5)	8/22 at 100.00	AA	1,349,380
250	17.760%, 8/15/41 (IF) (5)	8/22 at 100.00	AA	337,370

750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	819,345

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/35	11/24 at 100.00	BBB–	216,568
750	5.000%, 11/01/40	11/24 at 100.00	BBB–	807,337
1,250	5.000%, 11/01/44	11/24 at 100.00	BBB–	1,339,612

1,000	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A–	1,069,250

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	1,042,720

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
$3,300	5.250%, 12/01/44	12/24 at 100.00	BB+	$3,448,500
2,000	5.500%, 12/01/54	12/24 at 100.00	BB+	2,113,380

1,500	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2015, 5.000%, 11/01/43	11/24 at 100.00	AA–	1,665,750

	California Statewide Communities Development Authority, Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2014:
2,540	5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,799,893
1,625	5.250%, 10/01/43 – AGM Insured	10/24 at 100.00	AA	1,814,442

1,480	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,633,757

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.384%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,286,040

485	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008A, 5.500%, 7/01/30	7/17 at 100.00	A	519,852

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
250	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	262,147
5,750	5.000%, 8/15/47	8/17 at 100.00	BBB+	5,976,320

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	11/15 at 100.00	CCC	674,010
750	5.250%, 7/01/35	11/15 at 100.00	CCC	675,330

715	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.862%, 11/15/32 (IF)	5/18 at 100.00	AA–	914,971

1,285	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.892%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	1,644,389

350	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	389,263

1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,132,674

	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
1,025	5.500%, 11/01/19	No Opt. Call	Ba1	1,117,281
500	6.750%, 11/01/39	11/19 at 100.00	Ba1	547,335

500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	530,885

5,500	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,700,585

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,298,960
600	7.500%, 12/01/41	12/21 at 100.00	BB	730,062

2,500	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	BB–	2,207,075

150	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/32	7/17 at 100.00	Baa1	155,321

Nuveen Investments	21

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	$62,162
52,835	Total Health Care			60,088,038

	Housing/Multifamily – 3.3%

2,000	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	AA+	2,114,280

1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,565,984

480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	554,347

2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	2,301,800

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
1,200	5.250%, 8/15/39	8/24 at 100.00	BBB	1,303,475
240	5.250%, 8/15/49	8/24 at 100.00	BBB	259,342
1,270	5.875%, 8/15/49	8/24 at 100.00	N/R	1,377,036

400	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB	412,052

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	1,014,220

335	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	11/15 at 100.00	N/R	335,311

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A:
740	5.000%, 5/15/39	5/22 at 100.00	A–	780,878
1,010	5.000%, 5/15/47	5/22 at 100.00	A–	1,060,914

1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	1,026,990

1,340	Independent Cities Lease Finance Authority, California, Mobile Home Park Refunding Bonds, Rancho Feliz and Las Casitas De Sonoma, Series 2012, 5.000%, 10/15/47	No Opt. Call	BBB	1,385,587

315	La Verne, California, Mobile Home Park Revenue Refunding Bonds, Copacabana Mobile Home Park, Series 2014, 5.000%, 6/15/49	6/24 at 100.00	A	337,670

2,110	Palmdale Housing Authority, California, Multifamily Housing Revenue Bonds, Impression, La Quinta, Park Vista & Summerwood Apartments, Series 2015, 5.250%, 6/01/45 (WI/DD, Settling 9/03/15)	6/25 at 100.00	N/R	2,145,258

924	San Jose, California, Multifamily Housing Revenue Bonds, Almaden Family Apartments Project, Series 2007B, 4.720%, 11/15/37 (Alternative Minimum Tax)	No Opt. Call	N/R	813,778

475	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	11/15 at 100.00	N/R	475,404

565	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Alternative Minimum Tax) (Mandatory Put 7/01/16)	No Opt. Call	N/R	562,175

485	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37 (4)	7/17 at 100.00	N/R	355,277
19,289	Total Housing/Multifamily			20,181,778

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 0.2%

$500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	A	$502,050

600	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.246%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A	600,654
1,100	Total Housing/Single Family			1,102,704

	Industrials – 0.0%

65	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	A–	67,156

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	3,150

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	3,833
1,815	Total Industrials			74,139

	Long-Term Care – 2.6%

3,000	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2012A, 5.000%, 7/01/47	No Opt. Call	BBB+	3,215,640

2,200	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.250%, 11/01/44	11/24 at 100.00	N/R	2,235,838

520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	573,435

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,062,410

450	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	451,390

3,605	California Statewide Community Development Authority, Senior Living Revenue Bonds, Southern California Presbyterian Homes, Series 2006A, 4.875%, 11/15/36	11/16 at 100.00	BBB–	3,606,154

1,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	1,007,970

2,428	Municipal Tax Exempt Asset Trust, California, Trust Receipt, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	12/15 at 100.00	N/R	2,411,757

1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,192,750
15,203	Total Long-Term Care			15,757,344

	Tax Obligation/General – 4.9%

1,000	Aromas-San Juan Unified School District, San Benito, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/52 – AGM Insured	8/37 at 100.00	AA	477,130

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/37	No Opt. Call	Aa2	839,868
5,575	0.000%, 5/01/42	5/40 at 100.00	Aa2	2,821,396
5,500	0.000%, 5/01/47	5/40 at 100.00	Aa2	2,770,955

1,250	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 17.331%, 10/01/44 (IF) (5)	10/24 at 100.00	AA–	1,866,400

Nuveen Investments	23

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	California State, General Obligation Bonds, Various Purpose Series 2013:
$1,000	5.000%, 2/01/43	No Opt. Call	AA–	$1,115,180
1,630	5.000%, 4/01/43	4/23 at 100.00	AA–	1,821,476

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1037, 17.295%, 8/01/35 (IF) (5)	8/24 at 100.00	AA–	1,939,100

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
750	13.066%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	789,000
545	13.066%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	573,340
1,250	13.066%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	1,315,000
1,005	13.050%, 11/01/44 (IF) (5)	11/24 at 100.00	AA–	1,057,190

4,610	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2013B, 0.000%, 8/01/37 – AGM Insured	8/22 at 44.31	AA	1,493,041

	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C:
5,000	0.000%, 8/01/45 – AMBAC Insured	No Opt. Call	Aa3	1,129,800
7,000	0.000%, 8/01/46 – AMBAC Insured	No Opt. Call	Aa3	1,503,810

1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	704,267

1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	AA–	729,495

1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	655,670

2,250	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,076,287

970	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2013C, 0.000%, 8/01/43 – BAM Insured	8/38 at 100.00	AA	440,205

250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 17.998%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	AA–	310,160

1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	A1	589,370

1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond Trust Series 3330, 14.163%, 1/01/21 (IF) (5)	No Opt. Call	AA–	2,161,606

500	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2006, 4.550%, 9/01/30 – FGIC Insured	9/15 at 100.00	AA–	501,525

1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	Aa2	1,180,527
51,565	Total Tax Obligation/General			29,861,798

	Tax Obligation/Limited – 47.4%

	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
330	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	197,832
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	128,186
4,475	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	1,999,609
4,305	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,815,160

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$435	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	9/15 at 100.00	N/R	$435,174

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	1,017,960

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
580	5.000%, 9/01/27	9/17 at 100.00	N/R	596,501
970	5.000%, 9/01/37	9/17 at 100.00	N/R	994,657

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,083,604

1,875	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,025,619

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,095,880

1,600	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,682,288

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	11/15 at 100.00	N/R	1,001,430

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8D & 17B, Series 2009B:
60	8.875%, 9/01/34	9/15 at 100.00	N/R	60,218
125	8.625%, 9/01/39	9/16 at 100.00	N/R	125,423

	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA–	853,335
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	1,244,047
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA–	3,437,265

1,700	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	1,835,014

5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	2,227,008

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	2,256,840

1,000	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,047,130

	California Statewide Communities Development Authority, Community Facilities District 2012-02, Manteca Lifestyle Center, Special Tax Bonds, Series 2013A:
1,000	5.000%, 9/01/33	No Opt. Call	N/R	1,055,970
2,000	5.125%, 9/01/42	No Opt. Call	N/R	2,105,620

2,000	California Statewide Communities Development Authority, Lease Revenue Bonds, Community Center Project, Series 2014, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,234,960

2,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 5.625%, 9/01/45 (WI/DD, Settling 9/03/15)	9/25 at 100.00	N/R	2,543,025

1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	No Opt. Call	N/R	1,057,240

Nuveen Investments	25

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
$3,920	5.000%, 9/02/35	9/25 at 100.00	N/R	$4,161,864
1,370	5.000%, 9/02/40	No Opt. Call	N/R	1,439,706

1,035	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,120,315

2,275	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014A, 5.000%, 9/02/43	9/22 at 100.00	N/R	2,350,029

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B:
1,750	4.000%, 9/02/34	9/24 at 100.00	N/R	1,649,690
2,060	5.000%, 9/02/44	9/24 at 100.00	N/R	2,141,741

1,000	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	3/16 at 103.00	N/R	1,032,940

250	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	252,848

500	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	586,495

650	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007A, 4.500%, 8/01/35 – AMBAC Insured	8/17 at 100.00	BBB+	652,346

850	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007C, 4.500%, 8/01/35	11/15 at 102.00	BBB–	851,003

1,845	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	2,061,345

315	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	N/R	336,379

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,046,990

500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	536,955

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
2,685	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	2,831,252
2,000	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	2,114,340
835	5.000%, 9/01/32 – AMBAC Insured	9/18 at 100.00	N/R	867,749

	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014:
250	5.000%, 9/01/38	9/23 at 100.00	N/R	265,505
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,322,575

990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,232,778

1,610	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2, 5.000%, 9/01/23	9/18 at 100.00	CCC+	1,428,778

2,010	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2, 5.600%, 9/01/38	9/18 at 100.00	CCC+	1,694,229

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,800	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2001-01 French Valley Improvement Area A, Series 2015, 5.000%, 9/01/36	9/25 at 100.00	N/R	$1,933,488

950	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/16 at 100.00	N/R	956,963

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/16 at 100.00	N/R	252,160

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
80	5.000%, 9/01/18	9/17 at 100.00	N/R	82,186
10	5.000%, 9/01/20	9/17 at 100.00	N/R	10,241
50	5.125%, 9/01/22	3/16 at 102.00	N/R	51,081
1,200	5.250%, 9/01/37	9/15 at 102.00	N/R	1,214,748

430	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	463,574

710	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	712,826

1,350	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 5.000%, 9/01/34	No Opt. Call	N/R	1,485,472

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/36	9/15 at 101.00	N/R	1,013,160

2,305	Fullerton, California, Special Tax Bonds, Community Facilities District 2 Amerige Heights, Series 2014, 5.000%, 9/01/44	9/23 at 100.00	N/R	2,413,243

3,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 17.240%, 6/01/45 (IF) (5)	6/25 at 100.00	A+	5,242,688

500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	537,835

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
880	6.625%, 12/01/30	12/20 at 100.00	B+	958,531
1,000	6.875%, 12/01/40	12/20 at 100.00	B+	1,096,850

1,000	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,015,730

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	11/15 at 100.00	N/R	1,000,360
800	4.750%, 8/01/35 – AMBAC Insured	11/15 at 100.00	N/R	799,952
1,000	5.000%, 8/01/35 – AMBAC Insured	11/15 at 100.00	N/R	1,000,130

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2007A:
365	4.625%, 8/01/37 – AMBAC Insured	2/18 at 100.00	N/R	366,274
745	4.750%, 8/01/42 – AMBAC Insured	2/18 at 100.00	N/R	748,360
150	5.000%, 8/01/42 – AMBAC Insured	2/18 at 100.00	N/R	151,628

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,291,525
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	1,029,850
1,105	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,126,536
1,920	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,948,070

Nuveen Investments	27

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
$1,910	4.000%, 9/01/35	9/24 at 100.00	N/R	$1,800,156
1,990	5.000%, 9/01/35	9/24 at 100.00	N/R	2,095,072

1,035	Imperial, California, Special Tax Bonds, Community Facilities District 2005-1 Springfield, Series 2015A, 5.000%, 9/01/36	No Opt. Call	N/R	1,115,782

500	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	536,405

625	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	669,881

	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
2,530	0.000%, 8/01/23	No Opt. Call	Baa1	1,849,177
1,600	0.000%, 8/01/25	No Opt. Call	Baa1	1,002,352
1,050	0.000%, 8/01/28	8/22 at 66.37	Baa1	522,795
2,430	0.000%, 8/01/33	No Opt. Call	Baa1	814,730
1,650	0.000%, 8/01/35	No Opt. Call	Baa1	471,636

120	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	122,615

795	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	848,519

1,000	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,078,340

500	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/39	9/24 at 100.00	N/R	538,000

3,380	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	3,498,368

335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	No Opt. Call	N/R	360,145

1,400	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,496,978

1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	No Opt. Call	N/R	1,227,637

3,000	Lammersville Joint Unified School District, Special Tax Bonds, California, Community Facilities District 2002, Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	3,149,820

2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/32	9/22 at 100.00	N/R	2,130,540

710	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	817,217

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
500	4.750%, 8/01/27 – NPFG Insured	11/15 at 102.00	AA–	508,545
1,000	4.750%, 8/01/33 – NPFG Insured	8/17 at 100.00	AA–	1,008,980

1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,012,570

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
$1,000	5.125%, 9/01/28	9/23 at 100.00	N/R	$1,093,790
500	5.250%, 9/01/32	9/23 at 100.00	N/R	541,480

	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A:
600	5.000%, 9/01/34	9/24 at 100.00	N/R	641,232
935	5.000%, 9/01/39	9/24 at 100.00	N/R	987,229
1,825	5.000%, 9/01/43	9/24 at 100.00	N/R	1,913,038

1,545	Long Beach, California, Marina Revenue Bonds, Alamitos Bay Marina Project, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	BBB	1,654,046

2,615	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	1,948,097

1,275	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	1,594,362

2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	AA–	847,178

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
300	7.250%, 8/01/31	8/21 at 100.00	A–	374,217
1,550	7.500%, 8/01/41	8/21 at 100.00	A–	1,954,519

500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	A–	630,490

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2014:
500	4.125%, 9/01/39	3/16 at 103.00	N/R	492,565
500	4.250%, 9/01/44	3/16 at 103.00	N/R	494,650

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,000	5.000%, 9/01/39	No Opt. Call	N/R	2,079,840
500	4.250%, 9/01/44	No Opt. Call	N/R	469,465
1,000	5.000%, 9/01/44	No Opt. Call	N/R	1,035,920

	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,890	0.000%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	1,416,309
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	683,840

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	101,451

1,185	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.000%, 9/01/33	9/24 at 100.00	N/R	1,278,473

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	65,495

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2015, 4.000%, 9/01/44	No Opt. Call	N/R	927,100

1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	1,015,770

1,310	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013, 5.000%, 9/01/33	9/23 at 100.00	N/R	1,378,762

Nuveen Investments	29

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$590	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/16 at 100.00	N/R	$594,573

2,000	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,497,380

330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	396,888

1,265	Oakdale Public Financing Authority, California, Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,343,050

2,500	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refunding Series 2014, 5.000%, 9/02/36 – BAM Insured	9/24 at 100.00	AA	2,738,900

455	Oceanside, California, Community Facilities District No. 2000-1, Special Tax Refunding Bonds, Ocean Ranch Corporate Centre, Series 2014A, 4.000%, 9/01/32	9/23 at 100.00	N/R	442,042

1,000	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	1,025,790

	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 2, Series 2006D:
1,495	0.000%, 8/01/31	No Opt. Call	N/R	577,832
1,560	0.000%, 8/01/32	No Opt. Call	N/R	566,717
1,625	0.000%, 8/01/33	No Opt. Call	N/R	555,750
1,705	0.000%, 8/01/34	No Opt. Call	N/R	548,226
2,075	0.000%, 8/01/35	8/16 at 31.93	N/R	628,455

3,530	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/16 at 102.00	N/R	3,607,236

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
290	5.000%, 9/01/21	9/16 at 100.00	N/R	294,785
350	5.300%, 9/01/32	9/16 at 100.00	N/R	353,213
910	5.450%, 9/01/32	9/16 at 100.00	N/R	919,673
1,345	5.500%, 9/01/36	9/16 at 100.00	N/R	1,358,423

1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	11/15 at 102.00	N/R	1,580,464

1,395	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	11/15 at 100.00	N/R	1,348,058

500	Palm Springs Financing Authority, California, Lease Revenue Bonds, Downtown Revitalization Project, Series 2012B, 5.000%, 6/01/35	No Opt. Call	AA	547,235

1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Refunding Series 2004A, 5.000%, 9/01/34 – NPFG Insured	9/18 at 100.00	AA–	1,018,570

1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	A–	595,369

1,260	Palmdale, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2005, 6.750%, 9/01/35	11/15 at 100.00	N/R	1,261,172

995	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	1,080,799

1,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E, 4.250%, 9/01/38	9/24 at 100.00	N/R	1,010,570

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,150	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-1, Meritage Homes, Refunding Series 2014B, 5.000%, 9/01/38	9/23 at 100.00	N/R	$1,217,309

1,055	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Valley Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	1,079,191

2,750	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2015, 5.000%, 9/01/41	3/25 at 100.00	N/R	2,964,087

1,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,642,770

	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	1,755,638
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,402,600

1,580	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	1,568,798

1,000	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 10/01/41 – BAM Insured	10/23 at 100.00	AA	1,090,810

1,285	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,289,086

2,000	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	2,076,240

3,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	10/15 at 102.00	N/R	3,048,360

620	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Refunding Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	674,486

500	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Series 2005, 5.500%, 9/01/37	3/16 at 100.00	N/R	506,820

	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A–	928,184
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A–	597,631

500	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011, 7.500%, 9/01/31	9/16 at 103.00	N/R	534,070

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 18.255%, 11/01/45 (IF) (5)	11/25 at 100.00	AA–	1,951,500

1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA–	880,988

1,380	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project, Refunding Series 2014A, 5.000%, 10/01/32 – AGM Insured	10/24 at 100.00	AA	1,551,272

3,160	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	3,193,591

955	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 5.000%, 10/01/30 – AGM Insured	10/24 at 100.00	AA	1,084,708

Nuveen Investments	31

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	$2,256,540

500	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	585,585

205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A	255,537

	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	707,157
2,000	5.000%, 9/01/42	9/22 at 100.00	N/R	2,118,980

2,115	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	N/R	2,234,223

870	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	932,718

	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C:
2,000	4.500%, 8/01/30 – NPFG Insured	No Opt. Call	AA–	2,029,660
510	5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	519,491

1,000	RNR School Financing Authority, Community Facilities District No. 92-1 County of Kern, California, Subordinate Special Tax Refunding Bonds, Series 2015A, 5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,107,840

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	398,960
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	AA–	436,036

1,000	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,074,360

935	Rohnert Park Community Development Agency, California, Tax Allocation Bonds, Series 1999, 0.000%, 8/01/33	No Opt. Call	AA–	405,687

3,775	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	3,927,208

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/16 at 102.00	N/R	1,021,550

1,100	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/34	9/24 at 100.00	N/R	1,089,352

500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	536,190

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,827,702

1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698, 18.136%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A+	2,789,030

	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,001,298
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	AA–	1,955,125

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$340	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	$354,695

428	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/15 at 100.00	N/R	398,789

480	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	508,800

550	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	585,783

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,060,040

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	574,200

405	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	440,790

100	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003., 4.900%, 8/01/33 – FGIC Insured	11/15 at 100.00	AA–	101,737

360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	11/15 at 100.00	AA–	361,397

165	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006B, 4.500%, 8/01/35 – RAAI Insured	8/16 at 100.00	AA	169,307

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
500	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	536,170
1,000	3.750%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA–	1,016,510
320	4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	326,851

4,025	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB+	4,060,541

1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 – AGM Insured	9/24 at 100.00	AA	1,112,500

250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	311,813

500	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	505,750

1,000	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Series 2014A, 4.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	1,008,690

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004:
305	5.125%, 9/01/30 – FGIC Insured	11/15 at 100.00	AA–	304,985
235	5.250%, 9/01/34 – FGIC Insured	11/15 at 100.00	AA–	234,979

1,655	Stockton Public Financing Authority, California, Revenue Bonds, Stockton Redevelopment Project, Series 2006A, 5.250%, 9/01/31 – RAAI Insured	9/16 at 100.00	AA	1,680,288

	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004:
135	4.250%, 9/01/25 – FGIC Insured	11/15 at 100.00	AA–	131,300
420	5.000%, 9/01/28 – FGIC Insured	11/15 at 100.00	AA–	419,979
1,700	5.000%, 9/01/36 – FGIC Insured	11/15 at 100.00	AA–	1,699,881

Nuveen Investments	33

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	$2,590,550

1,250	Successor Agency to the San Francisco City and County Redevelopment Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	BBB+	1,359,550

5,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	5,417,250

2,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	2,109,340

	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,763,773
500	5.500%, 9/01/33	9/22 at 100.00	N/R	533,760

1,000	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	3/16 at 101.00	N/R	1,001,730

2,075	Temecula Valley Unified School District Financing Authority, Riverside County, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/40 – BAM Insured	No Opt. Call	AA	2,272,000

400	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Series 2014, 4.250%, 9/01/44	9/24 at 100.00	N/R	411,612

1,000	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.375%, 4/01/35	No Opt. Call	AA	1,090,830

530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29	3/21 at 100.00	A–	652,949

650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	813,624

500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	619,045

2,000	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/37	3/25 at 100.00	N/R	2,145,340

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	508,125

700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	733,516

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	2,154,060

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	758,544

3,705	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,027,076

500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	572,785

290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	174,015

480	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	492,475

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/16 at 100.00	N/R	$135,863
312,160	Total Tax Obligation/Limited			289,717,011

	Transportation – 5.1%

1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.913%, 4/01/17 (IF)	No Opt. Call	AA	1,764,281

2,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/33	No Opt. Call	BBB–	999,213

3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	3,532,110

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	2,003,600
1,775	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,936,152
1,030	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,187,992

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
745	6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	866,480
500	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	580,995

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/16 at 100.00	N/R	35,282
40	5.550%, 7/01/28 (Alternative Minimum Tax)	7/16 at 100.00	N/R	40,352

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/16 at 100.00	N/R	253,935
395	6.500%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	N/R	401,498

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 17.279%, 5/01/44 (IF) (5)	5/24 at 100.00	A+	1,888,031

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
5,000	5.250%, 1/15/44	1/25 at 100.00	BB+	5,399,000
800	5.250%, 1/15/49	1/25 at 100.00	BB+	853,816

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,000	5.000%, 1/15/44	1/25 at 100.00	BBB–	6,363,660
650	5.000%, 1/15/50	1/25 at 100.00	BBB–	684,352

1,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2014C, 5.000%, 3/01/31	3/24 at 100.00	A2	1,138,620

1,000	San Jose, California, Airport Revenue Bonds, Series 2007B, 5.000%, 3/01/33 – AMBAC Insured	3/17 at 100.00	A2	1,043,590
31,890	Total Transportation			30,972,959

	U.S. Guaranteed – 4.0% (6)

365	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (6)	390,926

40	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	40,161

Nuveen Investments	35

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (6) (continued)

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
$5	5.000%, 11/01/36 (Pre-refunded 11/01/15)	11/15 at 100.00	N/R (6)	$5,040
95	5.000%, 11/01/36 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (6)	95,763

500	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (6)	635,690

1,040	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (6)	1,343,264

1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,308,500

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,765,977

3,350	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	3,634,783

2,015	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37 (Pre-refunded 10/01/15)	10/15 at 102.00	N/R (6)	2,035,150

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	BB– (6)	1,215,220

1,500	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	BB– (6)	1,838,070

500	Guam Government, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (6)	540,210

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	A+ (6)	1,034,180

1,115	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A, 8.375%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (6)	1,363,545

955	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	1,167,545

1,490	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (6)	1,742,302

250	Los Banos Redevelopment Agency, California, Tax Allocation Bonds, Los Banos Redevelopment Project, Series 2006, 5.000%, 9/01/36 – RAAI Insured (Pre-refunded 9/01/16)	9/16 at 100.00	AA (6)	261,535

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36 (Pre-refunded 6/01/16)	6/16 at 101.00	N/R (6)	52,769

7,890	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/33 (Pre-refunded 9/01/16)	9/16 at 32.62	A (6)	2,563,224

1,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured (Pre-refunded 7/01/16)	7/16 at 100.00	A (6)	1,041,110

250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (6)	313,707

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (6) (continued)

$100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	$106,463
26,925	Total U.S. Guaranteed			24,495,134

	Utilities – 1.3%

	Guam Power Authority, Revenue Bonds, Series 2014A:
500	5.000%, 10/01/39	10/24 at 100.00	AA	567,070
2,000	5.000%, 10/01/44	10/24 at 100.00	AA	2,254,880

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
25	5.500%, 11/15/28	No Opt. Call	A	29,522
325	5.000%, 11/15/29	No Opt. Call	A	361,062
1,000	5.500%, 11/15/37	No Opt. Call	A	1,180,050

50	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	65,704

1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,314,070

	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
1,000	5.000%, 11/01/29	No Opt. Call	A	1,130,470
720	5.000%, 11/01/33	No Opt. Call	A	817,315
6,620	Total Utilities			7,720,143

	Water and Sewer – 4.3%

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,200	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,277,340
2,000	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,106,220

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
2,000	5.000%, 7/01/37	No Opt. Call	Baa3	2,061,720
6,250	5.000%, 11/21/45	No Opt. Call	Baa3	6,437,250

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	506,340

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010:
1,000	5.250%, 7/01/25	7/20 at 100.00	A–	1,100,270
1,000	5.500%, 7/01/30	7/20 at 100.00	A–	1,094,220

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A–	557,660
4,125	5.500%, 7/01/43	7/23 at 100.00	A–	4,667,644

2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 22.364%, 7/01/22 (IF) (5)	No Opt. Call	AA	3,341,880

1,500	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	1,681,995

Nuveen Investments	37

Nuveen California High Yield Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,250	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A	$1,493,075
23,325	Total Water and Sewer			26,325,614
$671,507	Total Municipal Bonds (cost $566,343,943)			598,346,640

Shares	Description (1)			Value

	COMMON STOCKS – 0.6%

	Industrials – 0.6%

94,060	American Airlines Group Inc. (7)			$3,666,459
	Total Common Stocks (cost $2,851,418)			3,666,459
	Total Long-Term Investments (cost $569,195,361)			602,013,099

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.6%

	MUNICIPAL BONDS – 0.6%

	Health Care – 0.6%

$2,900	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	$2,919,952

280	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	281,926

430	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	432,959
$3,610	Total Short-Term Investments (cost $3,610,000)			3,634,837
	Total Investments (cost $572,805,361) – 99.1%			605,647,936
	Floating Rate Obligations – (0.1)%			(915,000)
	Other Assets Less Liabilities – 1.0% (9)			6,160,150
	Net Assets – 100%			$610,893,086

Investments in Derivatives as of August 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
JPMorgan*	$36,100,000	Receive	3-Month USD-LIBOR-ICE	2.687%	Quarterly	8/23/16	8/23/27	$36,892	$(426,937)
JPMorgan	16,000,000	Receive	USD-BMA	2.420	Quarterly	10/17/16	10/17/45	N/A	222,149
	$52,100,000								$(204,788)
*	Citigroup is the clearing broker for this transaction.

38	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not applicable

USD-BMA	United States Dollar-Bond Market Association

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen California Municipal Bond Fund

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.6%

	MUNICIPAL BONDS – 98.6%

	Consumer Staples – 4.5%

$2,305	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/15 at 100.00	Baa1	$2,304,931

3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	3,170,440

2,480	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A., 5.600%, 6/01/36	12/18 at 100.00	B	2,291,842

200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/15 at 100.00	BBB+	198,720

24,665	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	20,967,963

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,500	5.375%, 6/01/38	11/15 at 100.00	B–	7,888,610
3,105	5.500%, 6/01/45	11/15 at 100.00	B–	2,513,436

3,700	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	11/15 at 100.00	BB+	3,205,828
49,455	Total Consumer Staples			42,541,770

	Education and Civic Organizations – 6.5%

5,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	A2	5,533,050

3,915	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40 (WI/DD, Settled 9/03/15)	9/25 at 100.00	AA	4,485,141

1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34	4/20 at 100.00	A2	1,135,000

1,000	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2008A, 5.000%, 8/01/28	8/18 at 100.00	A3	1,088,820

3,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Refunding Series 2015, 5.000%, 11/01/36	11/25 at 100.00	A2	3,365,670

1,500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.750%, 8/01/33	8/23 at 100.00	BB	1,707,090

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,268,606

400	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/26	6/16 at 100.00	BBB–	403,220

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
915	6.750%, 10/01/28	10/18 at 100.00	N/R	959,780
1,500	7.000%, 10/01/39	10/18 at 100.00	N/R	1,578,090

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A:
$1,000	5.000%, 10/01/18	No Opt. Call	Baa1	$1,095,380
500	5.625%, 10/01/23	4/18 at 100.00	Baa1	545,090

855	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22	No Opt. Call	N/R	917,654

1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,279,067

1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30	6/20 at 100.00	Baa1	1,719,420

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	2,243,340
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	4,529,890

695	California State Public Works Board, Lease Revenue Bonds, California State University, J, 5.500%, 11/01/26	11/19 at 100.00	Aa3	801,182

500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	576,790

	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
3,000	5.000%, 9/01/33	No Opt. Call	Aa3	3,384,390
4,000	5.000%, 9/01/34	No Opt. Call	Aa3	4,482,960

1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	11/15 at 100.00	A+	1,039,658

	California State University, Systemwide Revenue Bonds, Series 2015A:
2,795	4.000%, 11/01/34	11/25 at 100.00	Aa2	2,920,887
2,650	5.000%, 11/01/35	11/25 at 100.00	Aa2	3,086,084
2,970	5.000%, 11/01/38	11/25 at 100.00	Aa2	3,427,915

1,700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,934,821

1,000	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	1,007,140

4,765	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	AA	5,363,151
55,635	Total Education and Civic Organizations			61,879,286

	Health Care – 10.3%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – AGM Insured	1/16 at 100.00	AA	2,005,220

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A:
1,810	7.000%, 3/01/31	3/21 at 100.00	Ba3	2,019,924
2,000	7.250%, 3/01/36	3/21 at 100.00	Ba3	2,238,500

2,025	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31	11/20 at 100.00	AA	2,379,942

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A	565,860

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	7/18 at 100.00	A	1,111,890

Nuveen Investments	41

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	$3,422,880

1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,071,380

1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,189,150

3,940	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	4,352,282

830	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	930,413

905	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	1,025,637

1,825	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	2,040,897

6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	AA–	6,878,760

200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22	10/18 at 100.00	AA	224,596

1,830	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	1,903,969

2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,365,640

2,010	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	A–	2,244,708

2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33	6/21 at 100.00	AA–	2,398,740

	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
1,305	5.000%, 3/01/35	3/26 at 100.00	A	1,456,915
1,000	5.000%, 3/01/45	3/26 at 100.00	A	1,101,740

1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,094,700

	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
125	5.250%, 8/15/19	8/18 at 100.00	AA–	140,854
500	5.500%, 8/15/23	8/18 at 100.00	AA–	564,655
2,155	6.250%, 8/15/28	8/18 at 100.00	AA–	2,471,742

2,235	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	11/15 at 100.00	CCC	2,008,550

3,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	11/15 at 100.00	CCC	3,357,061

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,675,643

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 0.970%, 4/01/36	4/17 at 100.00	A+	2,663,970

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	$2,373,890

	California Statewide Community Development Authority, Revenue Bonds, St:
1,100	5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	1,227,160
500	5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	557,800
8,225	5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	9,129,256

	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011:
2,015	5.250%, 1/01/27	1/21 at 100.00	A	2,263,772
3,705	5.250%, 1/01/35	1/21 at 100.00	A	4,062,162
2,500	5.250%, 1/01/42	1/21 at 100.00	A	2,730,750

1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BB	1,494,426

1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,688,325

7,600	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	8,319,492

3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,848,916

3,040	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	3,511,200
89,785	Total Health Care			98,113,367

	Housing/Multifamily – 1.5%

1,470	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,616,059

1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,737,289

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,154,890

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
170	5.250%, 8/15/39	8/24 at 100.00	BBB	184,659
455	5.250%, 8/15/49	8/24 at 100.00	BBB	491,669

410	California Statewide Communities Development Authority, Student Housing Revenue Bonds, CHF-Irvine, LLC-UCI East Campus Apartments, Phase II, Series 2008, 5.500%, 5/15/26	5/18 at 100.00	Baa2	447,027

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/15 at 100.00	N/R	4,182,466

1,790	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/16 at 100.00	N/R	1,792,363

1,395	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	11/15 at 100.00	N/R	1,396,102

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.150%, 12/01/31 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	1,003,890
13,450	Total Housing/Multifamily			14,006,414

Nuveen Investments	43

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 0.0%

$80	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	$81,439

	Long-Term Care – 1.0%

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	AA–	3,315,240

1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes& Services Inc., Series 2015, 5.000%, 7/01/44	7/25 at 100.00	AA–	1,419,980

2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39	5/19 at 100.00	AA–	2,300,900

560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	5/18 at 100.00	AA–	605,690

750	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	752,318

1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,066,290
8,585	Total Long-Term Care			9,460,418

	Tax Obligation/General – 27.7%

1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	713,670

4,000	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2013A, 6.000%, 8/01/39	8/23 at 100.00	AA–	4,884,080

6,600	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42	5/40 at 100.00	Aa2	3,340,128

	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
1,265	5.000%, 8/01/31	8/24 at 100.00	AA–	1,456,281
6,780	5.000%, 8/01/32	8/24 at 100.00	AA–	7,776,660
1,205	5.000%, 8/01/33	8/24 at 100.00	AA–	1,376,086

28,370	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/33	2/25 at 100.00	AA–	32,592,307

	California State, General Obligation Bonds, Various Purpose Series 2009:
600	5.625%, 4/01/26	4/19 at 100.00	AA–	694,446
5,000	5.500%, 11/01/34	11/19 at 100.00	AA–	5,842,300
4,060	6.000%, 11/01/39	11/19 at 100.00	AA–	4,833,227

	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	5.250%, 3/01/30	3/20 at 100.00	AA–	5,791,700
10,000	5.500%, 3/01/40	3/20 at 100.00	AA–	11,620,700
4,000	5.250%, 11/01/40	11/20 at 100.00	AA–	4,662,800

2,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	2,313,440

	California State, General Obligation Bonds, Various Purpose Series 2013:
5,860	5.000%, 2/01/38	No Opt. Call	AA–	6,580,135
1,430	5.000%, 2/01/43	No Opt. Call	AA–	1,594,707

	California State, General Obligation Bonds, Various Purpose Series 2014:
15,000	5.000%, 10/01/37	10/24 at 100.00	AA–	17,049,900
2,470	5.000%, 5/01/44	5/24 at 100.00	AA–	2,762,423
5,000	4.000%, 11/01/44	11/24 at 100.00	AA–	5,065,000

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	California State, General Obligation Bonds, Various Purpose Series 2015:
$5,545	5.000%, 3/01/33	3/25 at 100.00	AA–	$6,376,695
10,000	5.000%, 3/01/45	3/25 at 100.00	AA–	11,272,400
3,065	4.000%, 8/01/45 (WI/DD, Settled 9/09/15)	8/25 at 100.00	AA–	3,105,060
3,000	5.000%, 8/01/45 (WI/DD, Settled 9/09/15)	8/25 at 100.00	AA–	3,393,600

855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 – AGC Insured	8/19 at 100.00	AA	972,631

5,000	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/41 – AMBAC Insured	8/16 at 28.46	Aa3	1,386,800

1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 – AGC Insured	8/19 at 100.00	AA	1,126,340

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	8/27 at 100.00	AA	598,465

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	556,060

1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30	8/20 at 52.75	AA+	777,991

18,500	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	3,692,415

	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2012:
11,200	0.000%, 8/01/40	No Opt. Call	Aa3	3,033,296
19,700	0.000%, 8/01/41	8/22 at 34.18	Aa3	4,988,828

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	AA–	385,216
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	420,538

950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2009A, 5.500%, 8/01/31	8/19 at 100.00	Aa3	1,089,004

460	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A, 6.250%, 8/01/20 – NPFG Insured	No Opt. Call	AA–	559,121

500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	574,800

	Los Angeles Community College District, California, General Obligation Bonds, Series 2015A:
3,235	5.000%, 8/01/28	No Opt. Call	AA+	3,856,864
32,835	5.000%, 8/01/30	8/24 at 100.00	AA+	38,584,408
6,000	5.000%, 8/01/31	8/24 at 100.00	AA+	7,019,580

150	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	7/19 at 100.00	Aa2	168,411

100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	121,502

10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41	8/21 at 24.49	AA+	2,125,500

9,440	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	7,885,798

Nuveen Investments	45

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$4,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2011, 0.000%, 9/01/38 – AGM Insured	9/21 at 27.77	AA	$920,800

1,155	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2009B, 5.500%, 8/01/34 – AGM Insured	8/18 at 100.00	AA	1,290,366

855	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001A, 5.950%, 2/01/17 – NPFG Insured	No Opt. Call	AA–	918,407

3,125	Rosemead School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2013B, 0.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	3,072,750

2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33	7/24 at 100.00	AA–	1,863,540

1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010C, 0.000%, 8/01/39 – AGC Insured	8/28 at 100.00	AA	1,084,923

1,000	San Lorenzo Unified School District, Alameda County, California, General Obligation Bonds, Election of 2008 Series 2011B, 6.000%, 8/01/41	No Opt. Call	A+	1,200,040

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,118,270

1,000	Santa Barbara Community College District, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/27	8/18 at 100.00	AA+	1,124,720

15,040	Santa Barbara Secondary High School District, Santa Barbara County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40	No Opt. Call	AA–	4,990,122

8,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	9,411,115

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
500	6.375%, 8/01/25	8/19 at 100.00	Baa3	569,930
1,005	6.500%, 8/01/26	8/19 at 100.00	Baa3	1,146,745

1,555	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31	8/19 at 100.00	Aa2	1,733,716

2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	1,917,260

645	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/40	8/24 at 100.00	Aa3	760,919

1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	Aa3	1,425,116

770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	893,824

1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA–	353,390

3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,003,855
305,830	Total Tax Obligation/General			262,821,121

	Tax Obligation/Limited – 29.6%

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	9/21 at 100.00	N/R	1,098,570

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	$1,080,330

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,536,800

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/15 at 100.00	AA	2,259,112

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	2,278,073
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,163,000

2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34	8/21 at 36.61	AA–	782,524

2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	1,083,678

1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	11/15 at 100.00	AA+	1,967,958

2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A., 5.000%, 9/01/39	9/24 at 100.00	A+	2,247,980

1,000	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A+	1,155,770

	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
5,120	5.000%, 10/01/32	10/24 at 100.00	A+	5,876,122
2,600	5.000%, 10/01/33	10/24 at 100.00	A+	2,970,708
3,820	5.000%, 10/01/34	10/24 at 100.00	A+	4,354,953
2,000	5.000%, 10/01/39	10/24 at 100.00	A+	2,249,880

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A+	1,145,710

2,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	2,924,150

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,400,100

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	3,543,540

775	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	838,883

	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
1,915	5.500%, 9/01/27	9/23 at 100.00	BBB+	2,237,429
2,165	5.500%, 9/01/29	9/23 at 100.00	BBB+	2,499,146
1,520	5.500%, 9/01/30	9/23 at 100.00	BBB+	1,746,526

660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	691,013

1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	8/20 at 100.00	N/R	1,488,313

1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,319,944

Nuveen Investments	47

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Elk Grove Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	$1,664,400

1,500	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	1,559,130

1,650	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	1,786,207

35,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	38,784,550

3,965	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	4,027,369

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	2,075,788

1,660	Highland, California, Special Tax Bonds, Community Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	BBB+	1,791,671

1,000	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 5.375%, 9/01/33	9/23 at 100.00	N/R	1,118,750

625	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	669,881

430	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	437,426

170	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	N/R	174,080

740	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 06-1, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	854,485

1,090	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	1,163,379

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
500	5.000%, 9/01/39	9/24 at 100.00	N/R	538,000
750	5.000%, 9/01/44	9/24 at 100.00	N/R	803,880

790	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	No Opt. Call	N/R	840,205

2,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	2,138,540

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,000	6.000%, 9/01/38	9/23 at 100.00	N/R	1,155,520
1,750	6.000%, 9/01/43	9/23 at 100.00	N/R	2,016,490

215	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	247,467

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	11/15 at 100.00	A	1,877,106

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004:
$800	5.250%, 12/01/17 – SYNCORA GTY Insured	11/15 at 100.00	A	$802,688
1,120	5.000%, 12/01/23 – SYNCORA GTY Insured	11/15 at 100.00	A	1,124,256

1,200	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/16 – AMBAC Insured	9/15 at 100.00	A1	1,204,752

330	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	11/15 at 100.00	A2	331,624

610	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	9/15 at 103.00	N/R	636,639

1,505	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/28	9/24 at 100.00	BBB–	1,671,844

	Murrieta Valley Unified School District, California, Special Tax Bonds, Community Facilities District 2006-1 Improvement Area B, Series 2013A:
1,450	5.750%, 9/01/38	3/16 at 103.00	N/R	1,505,912
1,500	5.875%, 9/01/43	3/16 at 103.00	N/R	1,558,620

340	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.750%, 9/01/20	11/15 at 100.00	N/R	341,095

205	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/16 at 100.00	N/R	206,589

	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
625	6.500%, 8/01/24	8/21 at 100.00	A–	779,744
5,455	7.000%, 8/01/32	8/21 at 100.00	A–	6,811,604

1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36	3/20 at 100.00	A+	1,172,670

4,055	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	4,876,908

	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Subordinated Series 2015-TE:
3,250	5.000%, 9/01/35 – AGM Insured (WI/DD, Settled 9/02/15)	9/25 at 100.00	AA	3,626,382
3,215	5.000%, 9/01/36 – AGM Insured (WI/DD, Settled 9/02/15)	9/25 at 100.00	AA	3,578,777

2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	11/15 at 102.00	N/R	2,469,475

	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
2,695	5.250%, 9/01/30	9/23 at 100.00	N/R	2,896,963
2,420	5.750%, 9/01/39	9/23 at 100.00	N/R	2,628,677

435	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	469,308

3,355	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,674,329

	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014:
1,600	5.000%, 9/01/30	9/24 at 100.00	AA	1,839,872
2,800	5.000%, 9/01/31	9/24 at 100.00	AA	3,200,848
2,400	5.000%, 9/01/32	9/24 at 100.00	AA	2,733,504

Nuveen Investments	49

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,245	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/15 at 100.00	N/R	$1,264,447

1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	1,183,943

1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,221,616

260	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/24 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	260,296

	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E:
2,950	6.250%, 10/01/30	10/20 at 100.00	A–	3,474,539
480	6.500%, 10/01/40	10/20 at 100.00	A–	562,162

100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	122,663

6,470	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.250%, 6/01/39	6/23 at 100.00	AA+	7,445,547

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
1,000	5.000%, 9/01/28	9/25 at 100.00	N/R	1,097,600
1,000	5.000%, 9/01/29	9/25 at 100.00	N/R	1,095,570
1,000	5.000%, 9/01/30	9/25 at 100.00	N/R	1,087,770

1,700	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	1,861,806

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	547,590

850	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	AA	853,069

450	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	477,018

1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA	2,211,476

5,255	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	AA	6,039,992

525	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.375%, 8/01/32	8/19 at 100.00	A–	600,269

1,185	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	1,426,456

	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
80	7.000%, 8/01/33	2/21 at 100.00	BBB+	95,830
105	7.000%, 8/01/41	2/21 at 100.00	BBB+	125,777

3,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,839,220

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,990	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/19 – FGIC Insured	11/15 at 100.00	AA–	$3,001,810

350	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	11/15 at 100.00	AA–	351,358

590	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	631,282

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
1,900	5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	BBB+	2,045,350
645	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	693,575
540	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	579,064

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B:
1,085	6.375%, 8/01/21	8/18 at 100.00	BBB+	1,206,846
480	6.500%, 8/01/23	8/18 at 100.00	BBB+	529,939

2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	2,582,060

3,500	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	12/15 at 100.00	A–	3,545,675

	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Project Area, Series 2009A:
1,860	6.625%, 9/01/29	9/19 at 100.00	A+	2,156,726
2,805	7.000%, 9/01/36	9/19 at 100.00	A+	3,287,684

3,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26	2/21 at 100.00	A	4,230,275

1,665	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	1,684,148

1,485	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	1/16 at 100.00	A+	1,490,569

180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	202,770

205	Soledad Redevelopment Agency, California, Tax Allocation Bonds, Soledad Redevelopment Project, Series 2007A, 4.500%, 12/01/16 – SYNCORA GTY Insured	No Opt. Call	N/R	206,501

120	South Tahoe Redevelopment Agency, California, Community Facilities District 2001-1 , Heavenly Village, Special Tax Refunding Bonds, Series 2007, 4.400%, 10/01/15	No Opt. Call	N/R	120,364

1,015	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	1,263,655

300	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 4.500%, 9/01/16 – FGIC Insured	No Opt. Call	A3	311,490

1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25	3/21 at 100.00	A–	1,514,958

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R	2,075,380

1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,262,402

Nuveen Investments	51

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	$295,075

25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	AA–	25,011

	Vista, California, Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, Vista Redevelopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	AA–	8,980,692
7,920	6.125%, 9/01/37	9/21 at 100.00	AA–	9,413,316

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
10,710	6.250%, 11/01/39	11/19 at 100.00	AA	12,565,829
2,395	5.750%, 11/01/45	11/19 at 100.00	AA	2,755,016

1,540	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/45	11/21 at 100.00	A	1,760,482

320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	386,941

1,650	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	1,692,883

1,965	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 6.000%, 9/01/31	11/15 at 100.00	N/R	1,968,871
255,825	Total Tax Obligation/Limited			281,520,269

	Transportation – 4.4%

3,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,473,063

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
8,335	5.750%, 1/15/46	1/24 at 100.00	BBB–	9,613,506
8,415	6.000%, 1/15/53	1/24 at 100.00	BBB–	9,790,516

	Long Beach, California, Harbor Revenue Bonds, Series 2015D:
1,000	5.000%, 5/15/33	5/25 at 100.00	AA	1,164,540
2,785	5.000%, 5/15/34	5/25 at 100.00	AA	3,227,982

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/16 at 100.00	N/R	287,300
180	5.550%, 7/01/28 (Alternative Minimum Tax)	7/16 at 100.00	N/R	181,582

	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
3,500	5.750%, 6/01/44	6/23 at 100.00	BBB–	3,961,755
8,250	5.750%, 6/01/48	6/23 at 100.00	BBB–	9,331,245
36,530	Total Transportation			42,031,489

	U.S. Guaranteed – 6.1% (4)

3,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (4)	3,416,520

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
$105	5.000%, 11/01/21 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (4)	$105,843
1,000	5.000%, 11/01/30 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (4)	1,008,030

1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (4)	1,271,380

1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	1,429,125

6,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (4)	7,052,565

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A:
500	5.000%, 10/01/20 (Pre-refunded 10/01/17)	10/17 at 100.00	AA– (4)	545,420
400	5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AA– (4)	436,336

4,000	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – AGM Insured (Pre-refunded 8/01/16)	8/16 at 100.00	AA (4)	4,173,520

365	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	411,614

600	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.000%, 8/01/30 – AGC Insured (Pre-refunded 8/01/16)	8/16 at 102.00	AA (4)	638,310

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A:
1,000	8.375%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	1,222,910
3,205	8.875%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	3,966,828

285	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	348,430

3,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (4)	3,583,996

945	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	1,044,622

2,080	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	2,442,565

	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B:
3,895	0.000%, 9/01/23 (Pre-refunded 9/01/16)	9/16 at 64.56	A (4)	2,504,524
27,110	0.000%, 9/01/33 (Pre-refunded 9/01/16)	9/16 at 32.62	A (4)	8,807,226
12,000	0.000%, 9/01/38 (Pre-refunded 9/01/16)	9/16 at 23.21	A (4)	2,774,280

	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24 (Pre-refunded12/01/18)	12/18 at 100.00	AA– (4)	653,151
480	5.750%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	554,890
500	6.250%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	586,005

1,265	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,472,435

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured (Pre-refunded 12/15/17)	12/17 at 100.00	N/R (4)	1,653,679

Nuveen Investments	53

Nuveen California Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured (Pre-refunded 8/01/17)	8/17 at 100.00	A+ (4)	$4,945,950

125	South Tahoe Redevelopment Agency, California, Community Facilities District 2001-1, Heavenly Village, Special Tax Refunding Bonds, Series 2007, 4.500%, 10/01/16 (Pre-refunded 10/01/15)	10/15 at 102.00	N/R (4)	127,841

925	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	1,066,756
82,170	Total U.S. Guaranteed			58,244,751

	Utilities – 0.5%

2,160	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	12/15 at 100.00	N/R	2,113,517

1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014D, 5.000%, 7/01/44	7/24 at 100.00	AA–	2,240,033
4,145	Total Utilities			4,353,550

	Water and Sewer – 6.5%

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
5,000	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,322,250
5,010	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,276,081

2,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	2,059,920

355	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	11/15 at 100.00	AA	356,452

965	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	11/15 at 100.00	AA–	965,946

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – NPFG Insured	9/16 at 100.00	AA	1,295,713

3,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2015B, 4.000%, 6/01/45	6/25 at 100.00	AAA	3,080,400

5,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	6/25 at 100.00	AAA	6,651,418

1,500	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2015B, 5.000%, 7/01/40	7/25 at 100.00	AA	1,715,295

2,625	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	2,977,327

	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015A:
5,000	5.000%, 6/01/31	6/25 at 100.00	AA+	5,909,250
5,000	5.000%, 6/01/32	6/25 at 100.00	AA+	5,885,950

10,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	11,424,900

1,665	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26	No Opt. Call	AA+	1,907,174

2,600	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,960,932

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA	$1,130,740

805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34	8/19 at 100.00	AA	910,028

1,770	Pomona Public Financing Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A+	1,882,838
55,240	Total Water and Sewer			61,712,614
$956,730	Total Long-Term Investments (cost $874,430,453)			936,766,488

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	MUNICIPAL BONDS – 0.7%

	Health Care – 0.7%

$5,440	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (5)	No Opt. Call	N/R	$5,477,427

530	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (5)	No Opt. Call	N/R	533,646

805	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (5)	No Opt. Call	N/R	810,539
$6,775	Total Short-Term Investments (cost $6,775,000)			6,821,612
	Total Investments (cost $881,205,453) – 99.3%			943,588,100
	Other Assets Less Liabilities – 0.7%			6,220,727
	Net Assets – 100%			$949,808,827

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of

Assets and Liabilities (Unaudited)	August 31, 2015

	California High Yield	California
Assets
Long-term investments, at value (cost $569,195,361 and $874,430,453, respectively)	$602,013,099	$936,766,488
Short-term investments, at value (cost $3,610,000 and $6,775,000, respectively)	3,634,837	6,821,612
Cash	—	7,963,861
Cash collateral at brokers(1)	2,191,812	—
Unrealized appreciation on interest rate swaps	222,149	—
Receivable for:
Interest	9,521,423	11,132,998
Investments sold	3,332,700	5,813,908
Shares sold	1,869,271	2,355,171
Variation margin on swap contracts	36,892	—
Other assets	130,796	72,777
Total assets	622,952,979	970,926,815
Liabilities
Cash overdraft	4,314,360	—
Floating rate obligations	915,000	—
Payable for:
Dividends	400,925	731,722
Investments purchased	4,691,145	18,090,708
Shares redeemed	1,215,708	1,555,364
Accrued expenses:
Management fees	281,334	393,169
Trustees fees	13,004	75,685
12b-1 distribution and service fees	110,086	115,447
Other	118,331	155,893
Total liabilities	12,059,893	21,117,988
Net assets	610,893,086	949,808,827
Class A Shares
Net assets	$304,485,948	$339,950,961
Shares outstanding	32,304,953	30,840,965
Net asset value (“NAV”) per share	$9.43	$11.02
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$9.84	$11.50
Class C Shares
Net assets	$32,641,437	$27,748,850
Shares outstanding	3,466,170	2,527,730
NAV and offering price per share	$9.42	$10.98
Class C2 Shares
Net assets	$49,271,629	$55,989,795
Shares outstanding	5,234,957	5,094,800
NAV and offering price per share	$9.41	$10.99
Class I Shares
Net assets	$224,494,072	$526,119,221
Shares outstanding	23,848,566	47,744,874
NAV and offering price per share	$9.41	$11.02
Net assets consist of:
Capital paid-in	$589,768,600	$900,123,752
Undistributed (Over-distribution of) net investment income	1,459,349	1,316,045
Accumulated net realized gain (loss)	(12,972,650)	(14,013,617)
Net unrealized appreciation (depreciation)	32,637,787	62,382,647
Net assets	$610,893,086	$949,808,827
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of

Operations	Six Months Ended August 31, 2015

	California High Yield	California
Investment Income	$16,193,708	$19,632,077
Expenses
Management fees	1,650,936	2,185,981
12b-1 service fees – Class A Shares	298,211	324,850
12b-1 distribution and service fees – Class C Shares	137,290	111,145
12b-1 distribution and service fees – Class C2 Shares	189,755	214,713
Shareholder servicing agent fees	112,169	154,368
Interest expense	2,803	—
Custodian fees	66,200	54,656
Trustees fees	8,630	10,971
Professional fees	51,161	51,390
Shareholder reporting expenses	21,698	43,019
Federal and state registration fees	32,873	20,133
Other	26,976	15,828
Total expenses	2,598,702	3,187,054
Net investment income (loss)	13,595,006	16,445,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	429,105	(2,923,875)
Swaps	(4,045,578)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(12,046,526)	(7,264,497)
Swaps	4,067,172	—
Net realized and unrealized gain (loss)	(11,595,827)	(10,188,372)
Net increase (decrease) in net assets from operations	$1,999,179	$6,256,651

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of

Changes in Net Assets	(Unaudited)

	California High Yield		California
	Six Months Ended 8/31/15	Year Ended 2/28/15	Six Months Ended 8/31/15	Year Ended 2/28/15
Operations
Net investment income (loss)	$13,595,006	$21,449,875	$16,445,023	$29,134,292
Net realized gain (loss) from:
Investments	429,105	3,588,270	(2,923,875)	5,343,584
Swaps	(4,045,578)	488,014	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(12,046,526)	40,376,433	(7,264,497)	33,274,003
Swaps	4,067,172	(5,091,860)	—	—
Net increase (decrease) in net assets from operations	1,999,179	60,810,732	6,256,651	67,751,879
Distributions to Shareholders
From net investment income:
Class A Shares	(6,283,333)	(10,949,891)	(6,221,808)	(11,297,880)
Class C Shares	(467,518)	(382,187)	(334,578)	(245,024)
Class C2 Shares	(932,398)	(2,188,295)	(931,503)	(2,085,236)
Class I Shares	(5,060,478)	(7,921,452)	(9,649,203)	(14,977,704)
Decrease in net assets from distributions to shareholders	(12,743,727)	(21,441,825)	(17,137,092)	(28,605,844)
Fund Share Transactions
Proceeds from sale of shares	153,800,114	415,028,024	198,119,745	249,507,726
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,117,859	16,604,102	12,824,992	20,305,826
	163,917,973	431,632,126	210,944,737	269,813,552
Cost of shares redeemed	(145,274,586)	(194,294,554)	(75,011,448)	(128,917,767)
Net increase (decrease) in net assets from Fund share transactions	18,643,387	237,337,572	135,933,289	140,895,785
Net increase (decrease) in net assets	7,898,839	276,706,479	125,052,848	180,041,820
Net assets at the beginning of period	602,994,247	326,287,768	824,755,979	644,714,159
Net assets at the end of period	$610,893,086	$602,994,247	$949,808,827	$824,755,979
Undistributed (Over-distribution of) net investment income at the end of period	$1,459,349	$608,070	$1,316,045	$2,008,114

See accompanying notes to financial statements.

58	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	59

Financial

Highlights (Unaudited)

California High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2016(h)	$9.59	$0.21	$(0.17)	$0.04	$(0.20)	$—	$(0.20)	$9.43
2015	8.74	0.42	0.85	1.27	(0.42)	—	(0.42)	9.59
2014	9.25	0.44	(0.52)	(0.08)	(0.43)	—	(0.43)	8.74
2013	8.52	0.46	0.77	1.23	(0.50)	—	(0.50)	9.25
2012	7.36	0.53	1.14	1.67	(0.51)	—	(0.51)	8.52
2011	7.87	0.52	(0.54)	(0.02)	(0.49)	—	(0.49)	7.36
Class C (2/14)
2016(h)	9.58	0.17	(0.17)	—	(0.16)	—	(0.16)	9.42
2015	8.73	0.34	0.86	1.20	(0.35)	—	(0.35)	9.58
2014(f)	8.59	0.01	0.15	0.16	(0.02)	—	(0.02)	8.73
Class C2 (3/06)(g)
2016(h)	9.57	0.19	(0.17)	0.02	(0.18)	—	(0.18)	9.41
2015	8.73	0.37	0.85	1.22	(0.38)	—	(0.38)	9.57
2014	9.24	0.39	(0.52)	(0.13)	(0.38)	—	(0.38)	8.73
2013	8.52	0.41	0.76	1.17	(0.45)	—	(0.45)	9.24
2012	7.36	0.49	1.14	1.63	(0.47)	—	(0.47)	8.52
2011	7.87	0.48	(0.54)	(0.06)	(0.45)	—	(0.45)	7.36
Class I (3/06)
2016(h)	9.57	0.22	(0.17)	0.05	(0.21)	—	(0.21)	9.41
2015	8.72	0.44	0.85	1.29	(0.44)	—	(0.44)	9.57
2014	9.24	0.46	(0.54)	(0.08)	(0.44)	—	(0.44)	8.72
2013	8.51	0.48	0.77	1.25	(0.52)	—	(0.52)	9.24
2012	7.35	0.55	1.14	1.69	(0.53)	—	(0.53)	8.51
2011	7.86	0.53	(0.53)	—	(0.51)	—	(0.51)	7.35

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.44%	$304,486	0.85	%*	0.85	%*	4.49	%*	0.85	%*	0.85	%*	4.49	%*	9%
14.83	294,922	0.85		0.85		4.56		0.85		0.85		4.56		10
(0.69)	173,753	0.87		0.87		5.09		0.87		0.87		5.09		36
14.77	186,683	0.89		0.89		5.11		0.87		0.87		5.13		7
23.45	70,416	0.89		0.89		6.77		0.88		0.88		6.77		19
(0.56)	60,178	0.90		0.90		6.53		0.90		0.90		6.53		17

0.04	32,641	1.65	*	1.65	*	3.68	*	1.65	*	1.65	*	3.68	*	9
13.96	21,791	1.64		1.64		3.65		1.64		1.64		3.65		10
1.85	249	1.75	*	1.75	*	3.30	*	1.75	*	1.75	*	3.30	*	36

0.16	49,272	1.40	*	1.40	*	3.96	*	1.40	*	1.40	*	3.96	*	9
14.14	52,873	1.40		1.40		4.05		1.40		1.40		4.05		10
(1.25)	55,083	1.43		1.43		4.58		1.43		1.43		4.58		36
14.06	61,358	1.44		1.44		4.59		1.42		1.42		4.61		7
22.84	32,156	1.44		1.44		6.17		1.43		1.43		6.17		19
(1.07)	19,035	1.45		1.45		6.00		1.45		1.45		6.00		17

0.54	224,494	0.65	*	0.65	*	4.69	*	0.65	*	0.65	*	4.69	*	9
15.08	233,408	0.65		0.65		4.75		0.65		0.65		4.75		10
(0.60)	97,202	0.67		0.67		5.32		0.67		0.67		5.32		36
15.02	96,940	0.69		0.69		5.37		0.67		0.67		5.39		7
23.76	53,736	0.69		0.69		6.97		0.68		0.68		6.97		19
(0.34)	37,004	0.70		0.70		6.74		0.70		0.70		6.74		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended August 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

California

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/94)
2016(g)	$11.17	$0.20	$(0.14)	$0.06	$(0.21)	$—	$(0.21)	$11.02
2015	10.55	0.44	0.62	1.06	(0.44)	—	(0.44)	11.17
2014	10.97	0.44	(0.42)	0.02	(0.44)	—	(0.44)	10.55
2013	10.54	0.45	0.44	0.89	(0.46)	—	(0.46)	10.97
2012	9.46	0.48	1.07	1.55	(0.47)	—	(0.47)	10.54
2011	9.80	0.47	(0.36)	0.11	(0.45)	—	(0.45)	9.46
Class C (2/14)
2016(g)	11.13	0.16	(0.14)	0.02	(0.17)	—	(0.17)	10.98
2015	10.52	0.35	0.61	0.96	(0.35)	—	(0.35)	11.13
2014(e)	10.41	0.01	0.12	0.13	(0.02)	—	(0.02)	10.52
Class C2 (9/94)(f)
2016(g)	11.14	0.17	(0.14)	0.03	(0.18)	—	(0.18)	10.99
2015	10.52	0.38	0.62	1.00	(0.38)	—	(0.38)	11.14
2014	10.94	0.38	(0.42)	(0.04)	(0.38)	—	(0.38)	10.52
2013	10.50	0.39	0.45	0.84	(0.40)	—	(0.40)	10.94
2012	9.43	0.42	1.07	1.49	(0.42)	—	(0.42)	10.50
2011	9.78	0.41	(0.36)	0.05	(0.40)	—	(0.40)	9.43
Class I (7/86)
2016(g)	11.17	0.21	(0.14)	0.07	(0.22)	—	(0.22)	11.02
2015	10.55	0.47	0.61	1.08	(0.46)	—	(0.46)	11.17
2014	10.96	0.46	(0.41)	0.05	(0.46)	—	(0.46)	10.55
2013	10.52	0.47	0.44	0.91	(0.47)	—	(0.47)	10.96
2012	9.45	0.50	1.06	1.56	(0.49)	—	(0.49)	10.52
2011	9.79	0.49	(0.36)	0.13	(0.47)	—	(0.47)	9.45

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.58%	$339,951	0.77	%*	0.77	%*	3.65	%*	16%
10.20	304,490	0.78		0.78		4.07		14
0.29	268,136	0.80		0.80		4.24		41
8.57	274,043	0.80		0.80		4.14		13
16.79	142,844	0.82		0.82		4.82		20
1.05	136,513	0.81		0.81		4.77		18

0.17	27,749	1.57	*	1.57	*	2.82	*	16
9.26	16,841	1.57		1.57		3.15		14
1.24	309	1.62	*	1.62	*	2.93	*	41

0.28	55,990	1.32	*	1.32	*	3.11	*	16
9.61	59,361	1.33		1.33		3.54		14
(0.28)	62,495	1.34		1.34		3.68		41
8.09	73,860	1.35		1.35		3.58		13
16.10	40,317	1.37		1.37		4.25		20
0.39	26,338	1.36		1.36		4.21		18

0.66	526,119	0.57	*	0.57	*	3.85	*	16
10.38	444,064	0.58		0.58		4.28		14
0.55	313,773	0.59		0.59		4.43		41
8.86	366,603	0.60		0.60		4.34		13
16.91	158,186	0.62		0.62		5.02		20
1.23	132,344	0.61		0.61		4.96		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended August 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”) and Nuveen California Municipal Bond Fund (“California”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of predecessor trust prior to that date.

The end of the reporting period for the Funds is August 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principle Investment Strategies

California High Yield’s investment objective is to provide high current income exempt from regular federal, California state and, in some cases, Califor-nia local income taxes. Total return is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. These investment strategies should be considered high risk relative to strategies employed by investment grade municipal bond funds. Under normal market conditions, the Fund invests at least 65% of its net assets in low-to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time).

California’s investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Funds may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Funds may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged

64	Nuveen Investments

exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. California High Yield may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Funds may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	California High Yield	California
Outstanding when-issued/delayed delivery purchase commitments	$4,691,145	$18,090,708

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares include a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

66	Nuveen Investments

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$598,346,640	$—		$598,346,640
Common Stocks	3,666,459	—	—		3,666,459
Short-Term Investments*:
Municipal Bonds	—	—	3,634,837	***	3,634,837
Investments in Derivatives:
Interest Rate Swaps**	—	(204,788)	—		(204,788)
Total	$3,666,459	$598,141,852	$3,634,837		$605,443,148

California
Long-Term Investments*:
Municipal Bonds	$—	$936,766,488	$—		$936,766,488
Short-Term Investments*:
Municipal Bonds	—	—	6,821,612	***	6,821,612
Total	$—	$936,766,488	$6,821,612		$943,588,100
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

68	Nuveen Investments

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	California High Yield	California
Floating rate obligations: self-deposited Inverse Floaters	$915,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	105,215,000	—
Total	$106,130,000	$—

During the current fiscal period, the average amount of floating rate obligations (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	California High Yield	California
Average floating rate obligations outstanding	$915,000	$—
Average annual interest rate and fees	0.61%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Externally-Deposited Recourse Trusts	California High Yield	California
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$915,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	102,215,000	—
Total	$103,130,000	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, California High Yield continued to invest in interest rate swap contracts to shorten the duration of its portfolio and to limit its vulnerability to rising interest rates.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

California High Yield
Average notional amount of interest rate swap contracts outstanding*	$31,366,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

70	Nuveen Investments

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, California High Yield invested in credit default swaps to manage credit risk by purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

California High Yield
Average notional amount of credit default swap contracts outstanding*	$1,333,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by California High Yield as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts**	$(426,937)	—	$—
Interest rate	Swaps (OTC)	Unrealized appreciation on interest rate swaps	222,149	—	—
Total			$259,041		$—
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the Fund’s swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized Depreciation on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Gross Amounts Not Offset on the Statement of Assets and Liabilities		Net Exposure
						Financial Instruments**	Collateral Pledged to (from) Counterparty
California High Yield	JPMorgan	$—	$(426,937)	$—	$(426,937)	$426,937	$—	$—
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
**	Represents inverse floating rate securities available for offset.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) From Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
California High Yield
	Credit	Swaps	$496	$(95,140)
	Interest Rate	Swaps	(4,046,074)	4,162,312
Total			$(4,045,578)	$4,067,172

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 8/31/15		Year Ended 2/28/15
California High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,191,112	$87,006,412	20,719,489	$192,548,993
Class C	1,382,635	13,077,679	2,312,977	21,496,445
Class C2	13,261	124,726	38,819	361,263
Class I	5,660,623	53,591,297	21,446,783	200,621,323
Shares issued to shareholders due to reinvestment of distributions:
Class A	584,869	5,530,773	1,006,984	9,408,813
Class C	38,409	362,498	30,357	287,227
Class C2	81,688	771,478	195,108	1,812,804
Class I	365,603	3,453,110	543,791	5,095,258
	17,318,200	163,917,973	46,294,308	431,632,126
Shares redeemed:
Class A	(8,230,634)	(77,786,128)	(10,855,219)	(101,464,769)
Class C	(229,498)	(2,166,565)	(97,174)	(917,889)
Class C2	(382,218)	(3,614,115)	(1,023,187)	(9,379,795)
Class I	(6,554,662)	(61,707,778)	(8,754,703)	(82,532,101)
	(15,397,012)	(145,274,586)	(20,730,283)	(194,294,554)
Net increase (decrease)	1,921,188	$18,643,387	25,564,025	$237,337,572

	Six Months Ended 8/31/15		Year Ended 2/28/15
California	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,750,496	$63,586,250	7,403,606	$81,314,863
Class C	1,132,149	12,452,923	1,522,776	16,615,010
Class C2	15,358	169,275	44,579	486,535
Class I	11,077,560	121,911,297	13,712,892	151,091,318
Shares issued to shareholders due to reinvestment of distributions:
Class A	485,188	5,356,472	869,139	9,520,626
Class C	24,298	267,086	14,705	162,406
Class C2	54,766	603,040	121,588	1,326,602
Class I	597,810	6,598,394	847,973	9,296,192
	19,137,625	210,944,737	24,537,258	269,813,552
Shares redeemed:
Class A	(2,649,832)	(29,267,799)	(6,423,804)	(70,144,422)
Class C	(142,349)	(1,559,444)	(53,276)	(588,575)
Class C2	(305,719)	(3,375,937)	(776,579)	(8,378,284)
Class I	(3,697,491)	(40,808,268)	(4,547,791)	(49,806,486)
	(6,795,391)	(75,011,448)	(11,801,450)	(128,917,767)
Net increase (decrease)	12,342,234	$135,933,289	12,735,808	$140,895,785

72	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	California High Yield	California
Purchases	$63,758,205	$285,969,789
Sales and maturities	50,814,219	144,012,356

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	California High Yield	California
Cost of investments	$571,164,638	$880,685,024
Gross unrealized:
Appreciation	$39,909,666	$64,150,059
Depreciation	(6,341,368)	(1,246,983)
Net unrealized appreciation (depreciation) of investments	$33,568,298	$62,903,076

Permanent differences, primarily due to treatment of notional principal contracts, paydowns and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2015, the Funds’ last tax year end, as follows:

	California High Yield	California
Capital paid-in	$2	$1
Undistributed (Over-distribution of) net investment income	(93,645)	(13,619)
Accumulated net realized gain (loss)	93,643	13,618

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2015, the Funds’ last tax year end, were as follows:

	California High Yield	California
Undistributed net tax-exempt income[1]	$1,253,627	$4,169,096
Undistributed net ordinary income[2]	261,789	16,786
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2015, through February 28, 2015, and paid on March 2, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2015, was designated for purposes of the dividends paid deduction as follows:

	California High Yield	California
Distributions from net tax-exempt income	$20,234,182	$28,152,877
Distributions from net ordinary income[2]	331,558	72,707
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	California High Yield	California[3]
Expiration:
February 29, 2016	$320,899	$—
February 28, 2017	3,792,828	3,555,020
February 28, 2018	2,097,482	4,974,035
Not subject to expiration	2,785,560	2,560,687
Total	$8,996,769	$11,089,742
[3]	A portion of California’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2015, the Funds utilized capital loss carryforwards as follows:

	California High Yield	California
Utilized capital loss carryforwards	$2,583,849	$5,252,733

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	California High Yield	California
For the first $125 million	0.4000%	0.3500%
For the next $125 million	0.3875	0.3375
For the next $250 million	0.3750	0.3250
For the next $500 million	0.3625	0.3125
For the next $1 billion	0.3500	0.3000
For the next $3 billion	N/A	0.2750
For net assets over $2 billion	0.3250	N/A
For net assets over $5 billion	N/A	0.2500

74	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
California High Yield	0.1643%
California	0.1675

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Permanent Expense Cap
California High Yield	1.000%
California	0.750

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California
Sales charges collected	$358,973	$397,930
Paid to financial intermediaries	323,794	361,881

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California
Commission advances	$256,328	$288,937

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California
12b-1 fees retained	$112,024	$90,031

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	California High Yield	California
CDSC retained	$22,722	$11,819

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, California High Yield and California utilized $18,657,277 and $2,415,735, respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on each Fund’s respective outstanding balance.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes California High Yield. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including California, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, neither Fund utilized this facility.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

76	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	77

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

78	Nuveen Investments

S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	79

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

80	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen California High Yield Municipal Bond Fund (the “California High Yield Municipal Bond Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen California Municipal Bond Fund (the “California Municipal Bond Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Fund also outperformed its benchmark for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to

82	Nuveen Investments

open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the California Municipal Bond Fund had a net management fee in line with its peer average and a net expense ratio below its peer average, and the California High Yield Municipal Bond Fund had a net management fee slightly higher than the peer average but a net expense ratio in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

84	Nuveen Investments

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	85

Notes

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Notes

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-CA-0815D        11045-INV-3-10/16

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report August 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2015. Since 2011, Michael has managed the Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul has managed the Nuveen New Jersey Municipal Bond Fund and Scott has managed the Nuveen New York Municipal Bond Fund.

How did the Funds perform during the six-month reporting period ended August 31, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year and ten-year periods ended August 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average. For the six-month reporting period, the Massachusetts and New York Funds outperformed the S&P Municipal Bond Index. The Connecticut Fund performed nearly in line with this index, while the New Jersey Fund lagged it. All of the four Funds outpaced their respective Lipper classification average to varying degrees.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Connecticut Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund performed nearly in line with the S&P Municipal Bond Index for the six-month reporting period.

On the positive side, the Fund’s duration positioning added to performance relative to the benchmark, even as the impact was muted due to the market volatility seen during the past six months. The Fund’s credit rating stance also contributed to results. Specifically, we were underweighted in the B rating tier of the municipal market, a segment that performed relatively poorly because

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

of the credit troubles experienced by Puerto Rico. The Fund was well positioned to benefit, given our limited exposure to the U.S. territory’s bonds. Throughout the reporting period, all of our Puerto Rico-related holdings consisted of insured debt, advance refunded bonds backed by U.S. Treasuries, or tobacco securitization bonds.

The Fund’s sector positioning added to results, on balance. Overweighting the health care category, particularly hospital bonds, proved beneficial, given the sector’s relative outperformance. Exposure to the utility sector, especially resource recovery bonds, was also helpful. On the negative side, an overweighting in the poor performing dedicated-tax sector hampered results.

Another positive came when several bonds in the portfolio were advance refunded during the reporting period. When debt is advance refunded, it typically experiences an immediate pickup in credit quality and subsequent valuation increase, as the securities become backed by escrowed short-term U.S. government bonds.

New investment opportunities, particularly the lower rated, longer dated issues that we often favor for purchase, are sometimes scarce in the Connecticut municipal bond marketplace. During this reporting period, supply of these desired bonds was sufficient to keep the Fund fully invested while also achieving many of our portfolio management goals. To achieve our target duration during this reporting period, we took advantage of opportunities to buy bonds with maturities between 14 to 30 years and sufficiently long call dates.

Our new purchases, made across a variety of sectors, included some higher education, health care, utility and longer dated general obligation (GO) bonds. The securities we bought reflected a range of credit qualities, including a number of new additions in the A credit rating tier of the market, where we most often found opportunities meeting our criteria. To finance these acquisitions, we used the proceeds of bond calls and also periodically sold some short dated bonds with limited performance potential. We also liquidated some insured Puerto Rico bonds that were benefiting from good demand in the marketplace. Of final note, we were selling certain Connecticut GO issues that had been purchased when the market was considerably stronger and Connecticut issuance constrained. This strategy enabled us to generate a tax loss we can apply against future gains.

Nuveen Massachusetts Municipal Bond Fund

The Nuveen Massachusetts Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period, benefiting from favorable credit quality positioning. Specifically, the Fund was overweighted in the BBB credit rating tier of the marketplace, which outperformed the overall index. The Fund was also helped by the composition of its B rated bond exposure. Specifically, we had limited exposure to Puerto Rico-related issues, a significant presence in this rating tier.

Sector positioning and security selection also contributed. From a sector standpoint, the Fund was helped by an overweighting in education bonds, especially higher education issues. Having more exposure to other outperforming sectors, such as health care, local GO and multi-family housing bonds, further lifted results. With respect to security selection, Massachusetts bonds generally fared well relative to the national market, and this left the Fund well positioned, given our natural emphasis on debt issued by the commonwealth.

The Fund’s performance was slightly hampered by an underweighting in bonds on the shorter end of the yield curve, especially those with durations of less than six years, which outperformed in a volatile market environment. Also, we had relatively more exposure to bonds with maturities between ten and twelve years. Given that these bonds underperformed, our larger allocation to this market segment was detrimental.

Our management approach during this reporting period involved being selective about new purchases. Our selectivity reflected both an adequate supply of available Massachusetts bonds and our belief that the Fund’s duration, or sensitivity to interest rate changes, was already well positioned. When making new purchases, we tended to favor bonds with maturities of 15 years or longer, as this enabled us to better maintain the portfolio’s duration close to our desired level. When possible, we took advantage of opportunities to add bonds of less frequent issuers in the Massachusetts municipal marketplace. We purchased longer duration Sterling and Francine Clark Art Institute and also Berkshire Retirement Community bonds. Neither of these institutions bring debt to market often, so purchasing these securities enabled us to add diversification and, accordingly, improve the Fund’s risk management.

6	Nuveen Investments

Otherwise, changes to the Fund were relatively modest during the reporting period. Proceeds for new purchases came from bond calls and periodic investment inflows, as well as from our sale of a health care bond issue. In this case, we sold a position we had acquired earlier in the year, when yields were relatively low. With the proceeds, we bought comparable bonds offering better yields, while simultaneously creating a capital loss that we could apply against future gains.

We maintained limited exposure to debt affiliated with the U.S. territory of Puerto Rico (2.5% of the portfolio as of end of the reporting period) and those positions we did hold consisted of insured bonds or tobacco-securitization credits. We did, however, add to the Fund’s modest exposure to U.S. Virgin Islands related debt, taking advantage of bonds issued by U.S. territories are generally exempt from federal, state and local income taxes for residents of all 50 states.

Although the Fund had no derivatives employed for hedging purposes, the Fund maintained a modest degree of leverage in a small tender option bond trust position, which remained in the portfolio to provide additional income.

Nuveen New Jersey Municipal Bond Fund

The Nuveen New Jersey Municipal Bond Fund lagged the S&P Municipal Bond Index during the six-month reporting period. During this span, negative news about the state’s credit continued to predominate, which in turn weighed on New Jersey’s municipal bond market. Accordingly, this and other funds with exposure to state-backed New Jersey debt found themselves at a relative performance disadvantage compared with a national index. In recent years, our priority was to limit the Fund’s exposure to these types of issues. Alternatively, we focused on bonds issued at the county, local or school-district level, as well as other revenue bonds with solid investment grade ratings, whose income stream was not tied directly to the state. We favored higher education bonds as another source of indirect exposure to state credits. In fact, many of these credits performed relatively well this period, tempering the Fund’s relative underperformance.

Duration positioning posed a second performance related challenge. We entered the reporting period with a somewhat longer duration than the benchmark, meaning the Fund was more exposed to the negative performance effects of rising interest rates.

On the positive side, the Fund was helped by a relative overweighting in health care bonds. This category performed well, especially in New Jersey, where many hospital and health care providers have consolidated to increase their scale and improve operating efficiencies. With strong credit trends and our significant research capabilities in the sector, we were ready buyers of New Jersey health care debt when we found attractive opportunities.

In seeking to limit our exposure to state-backed bonds, we encountered two main challenges. The first was a finite amount of issuance of non-state-supported debt. Second, bonds issued at the local level do not always provide our preferred investment characteristics, such as longer maturities, higher yields or lower investment grade credit ratings. Our focus throughout the reporting period was to appropriately balance these factors and buy only those bonds we believed would best enable us to achieve our objectives.

Late in the reporting period, we determined that yields on New Jersey-backed debt had grown particularly high and that the bonds’ risk/reward tradeoff may have shifted in investors’ favor. When the state came to market with a relatively large bond issue, we took advantage of the situation to modestly add to our exposure in state-backed debt.

To finance purchases throughout the reporting period, we relied largely on the proceeds of bond calls. We also sold a variety of individual bonds with shorter maturities and limited performance potential, as this approach allowed us to maintain the Fund’s duration at our desired level.

Throughout the reporting period, we maintained limited exposure to the debt of Puerto Rico, a U.S. territory whose credit quality continued to worsen during the reporting period. At period end, roughly 1.76% of the portfolio was invested in bonds with a connection to the U.S. territory. The vast majority of this exposure consisted of advance refunded bonds backed by escrowed U.S. government securities, as well as some insured bonds.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen New York Municipal Bond Fund

The Nuveen New York Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period. One positive factor behind this performance was favorable duration, or interest rate, positioning. The Fund’s duration was slightly longer than that of the overall market, which proved to be beneficial in a volatile environment for rates.

Favorable credit quality positioning also helped the Fund’s results. In a continued low interest rate environment, and with strong demand from high yield investors, bonds with lower credit ratings tended to outperform their higher quality counterparts. Accordingly, the Fund was helped by overweightings in below investment grade rated (below BBB rated), BBB rated and A rated bonds. In addition, the Fund’s underweightings in AAA and AA rated bonds were also meaningful positives, given that these high quality securities lagged the index.

Overall, sector positioning had a mixed performance impact. Overweighting the strong performing health care and tobacco bond sectors added value, while the Fund’s exposure to the utility category had a counterbalancing negative effect on results.

In managing the portfolio, one strategy we selectively employed was to engage in bond swaps to seek to improve the Fund’s long-term ability to generate income. This involved selling bonds of a particular issuer and using the proceeds to buy comparable securities with slightly longer maturity dates. With this approach, we were able to maintain the Fund’s income characteristics for longer with only negligible additional interest rate risk.

During the reporting period, we tended to find the best value among A rated issues, whose yields were comparable to those of BBB rated bonds but which were of higher credit quality. Although they were more scarce than ideal, we took advantage of opportunities to invest in these issues when we found good values. Other purchases included some BBB rated and sub investment grade bonds, primarily higher education issues, health care bonds, debt to fund projects at the World Trade Center, transportation issues and tobacco credits. In our new acquisitions, we were successful in accomplishing our goal of keeping the Fund’s duration somewhat longer than our benchmark.

To fund our purchases, we generally used the proceeds of bond calls and new investment inflows into the Fund. In addition, we sold a variety of bonds with short call dates, which often benefit from good demand in the New York municipal marketplace, as well as highly rated sales-tax or personal income tax bonds that have historically been relatively liquid. Another notable sale was of New York City water bonds with a relatively low coupon.

An Update Involving Puerto Rico

As noted in the previous Shareholder Fund Report, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy.

The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.27% of assets under management as of August 31, 2015. As of August 31, 2015, Nuveen’s limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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10	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Connecticut Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.19%	2.72%	3.63%	3.96%
Class A Shares at maximum Offering Price	(4.05)%	(1.57)%	2.75%	3.51%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	(0.16)%	2.13%	3.21%	3.61%

Class C2 Shares	(0.09)%	2.16%	3.05%	3.39%
Class I Shares	0.21%	2.85%	3.83%	4.16%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.20)%	1.84%	4.31%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.48%	3.01%	3.71%	4.08%
Class A Shares at maximum Offering Price	(3.78)%	(1.29)%	2.83%	3.64%
Class C2 Shares	0.20%	2.45%	3.16%	3.52%
Class I Shares	0.68%	3.23%	3.93%	4.30%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.18%	2.22%	4.46%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%

Effective Leverage Ratio as of August 31, 2015

Effective Leverage Ratio	0.00%

12	Nuveen Investments

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Massachusetts Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.48%	2.85%	3.85%	4.16%
Class A Shares at maximum Offering Price	(3.75)%	(1.50)%	2.96%	3.71%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper Massachusetts Municipal Debt Funds Classification Average	(0.08)%	2.22%	3.38%	3.76%

Class C2 Shares	0.29%	2.36%	3.28%	3.59%
Class I Shares	0.67%	3.13%	4.05%	4.37%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.07%	2.02%	4.76%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.57%	3.23%	4.12%	4.31%
Class A Shares at maximum Offering Price	(3.66)%	(1.15)%	3.24%	3.86%
Class C2 Shares	0.38%	2.64%	3.57%	3.74%
Class I Shares	0.76%	3.42%	4.34%	4.52%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.16%	2.30%	4.78%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.62%

Effective Leverage Ratio as of August 31, 2015

Effective Leverage Ratio	0.62%

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen New Jersey Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.39)%	1.68%	4.29%	4.35%
Class A Shares at maximum Offering Price	(4.54)%	(2.57)%	3.41%	3.90%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper New Jersey Municipal Debt Funds Classification Average	(1.00)%	0.95%	3.29%	3.58%

Class C2 Shares	(0.74)%	1.06%	3.70%	3.77%
Class I Shares	(0.29)%	1.89%	4.50%	4.56%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.79)%	0.89%	4.25%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.12)%	2.31%	4.39%	4.52%
Class A Shares at maximum Offering Price	(4.35)%	(1.97)%	3.51%	4.07%
Class C2 Shares	(0.38)%	1.70%	3.80%	3.94%
Class I Shares	(0.01)%	2.52%	4.60%	4.73%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.52)%	1.43%	4.45%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%

Effective Leverage Ratio as of August 31, 2015

Effective Leverage Ratio	0.61%

14	Nuveen Investments

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen New York Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.58%	3.39%	3.80%	4.20%
Class A Shares at maximum Offering Price	(3.65)%	(0.92)%	2.91%	3.76%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
S&P Municipal Bond New York Index	0.71%	2.78%	3.94%	4.48%
Lipper New York Municipal Debt Funds Classification Average	0.11%	2.60%	3.51%	3.70%

Class C2 Shares	0.22%	2.74%	3.22%	3.64%
Class I Shares	0.60%	3.51%	3.99%	4.40%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.09%	2.49%	5.26%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.59%	3.67%	3.91%	4.33%
Class A Shares at maximum Offering Price	(3.64)%	(0.66)%	3.03%	3.88%
Class C2 Shares	0.41%	3.11%	3.36%	3.76%
Class I Shares	0.70%	3.89%	4.13%	4.54%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.27%	2.85%	5.32%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.77%	1.57%	1.32%	0.57%

Effective Leverage Ratio as of August 31, 2015

Effective Leverage Ratio	1.94%

Nuveen Investments	15

Yields as of August 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen Connecticut Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.22%	2.58%	2.81%	3.58%
SEC 30-Day Yield – Subsidized	1.85%	1.14%	1.38%	2.13%
SEC 30-Day Yield – Unsubsidized	1.85%	1.14%	1.38%	2.13%
Taxable-Equivalent Yield – Subsidized (32.3%)[2]	2.73%	1.68%	2.04%	3.15%
Taxable-Equivalent Yield – Unsubsidized (32.3%)[2]	2.73%	1.68%	2.04%	3.15%

Massachusetts Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.24%	2.57%	2.81%	3.56%
SEC 30-Day Yield – Subsidized	1.99%	1.28%	1.53%	2.27%
SEC 30-Day Yield – Unsubsidized	1.99%	1.28%	1.53%	2.27%
Taxable-Equivalent Yield – Subsidized (31.7%)[2]	2.91%	1.87%	2.24%	3.32%
Taxable-Equivalent Yield – Unsubsidized (31.7%)[2]	2.91%	1.87%	2.24%	3.32%

Nuveen New Jersey Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.32%	2.68%	2.94%	3.66%
SEC 30-Day Yield – Subsidized	2.38%	1.71%	1.95%	2.68%
SEC 30-Day Yield – Unsubsidized	2.38%	1.71%	1.95%	2.68%
Taxable-Equivalent Yield – Subsidized (32.6%)[2]	3.53%	2.54%	2.89%	3.98%
Taxable-Equivalent Yield – Unsubsidized (32.6%)[2]	3.53%	2.54%	2.89%	3.98%

Nuveen New York Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.55%	2.90%	3.17%	3.92%
SEC 30-Day Yield – Subsidized	2.08%	1.37%	1.63%	2.37%
SEC 30-Day Yield – Unsubsidized	2.08%	1.37%	1.63%	2.37%
Taxable-Equivalent Yield – Subsidized (32.8%)[2]	3.10%	2.04%	2.43%	3.53%
Taxable-Equivalent Yield – Unsubsidized (32.8%)[2]	3.10%	2.04%	2.43%	3.53%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

16	Nuveen Investments

Holding

Summaries August 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Connecticut Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.0%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of total investments)

Education and Civic Organizations	19.2%
Health Care	17.9%
Tax Obligation/Limited	14.7%
Tax Obligation/General	13.8%
Water and Sewer	11.5%
U.S. Guaranteed	10.3%
Utilities	9.4%
Other	3.2%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	18.4%
AA	50.0%
A	21.9%
BBB	6.4%
BB or Lower	1.3%
N/R (not rated)	2.0%
Total	100%

Nuveen Investments	17

Holding Summaries August 31, 2015 (continued)

Nuveen Massachusetts Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	98.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Portfolio Composition

(% of total investments)

Education and Civic Organizations	28.8%
Health Care	17.9%
Tax Obligation/Limited	15.0%
U.S. Guaranteed	9.2%
Transportation	8.8%
Water and Sewer	6.4%
Tax Obligation/General	6.1%
Other	7.8%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	15.0%
AA	48.8%
A	18.1%
BBB	11.4%
BB or Lower	3.0%
N/R (not rated)	3.7%
Total	100%

18	Nuveen Investments

Nuveen New Jersey Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.5%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	18.9%
Health Care	16.7%
Transportation	15.2%
Education and Civic Organizations	14.6%
Tax Obligation/General	11.1%
U.S. Guaranteed	7.1%
Other	16.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	9.8%
AA	38.7%
A	34.5%
BBB	10.3%
BB or Lower	6.1%
N/R (not rated)	0.6%
Total	100%

Nuveen Investments	19

Holding Summaries August 31, 2015 (continued)

Nuveen New York Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	99.9%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate Obligations	101.1%
Floating Rate Obligations	(1.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	23.6%
Education and Civic Organizations	18.8%
Transportation	14.8%
Utilities	12.9%
Health Care	6.4%
U.S. Guaranteed	5.8%
Other	17.7%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	21.4%
AA	40.4%
A	17.1%
BBB	7.0%
BB or Lower	10.0%
N/R (not rated)	4.1%
Total	100%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2015.

The beginning of the period is March 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Connecticut Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.90	$998.00	$999.10	$1,002.10
Expenses Incurred During the Period	$3.98	$7.99	$6.73	$3.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.14	$1,018.40	$1,022.12
Expenses Incurred During the Period	$4.01	$8.06	$6.80	$3.05

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Massachusetts Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.80	$1,000.70	$1,002.90	$1,006.70
Expenses Incurred During the Period	$4.08	$8.10	$6.85	$3.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.04	$1,018.30	$1,022.07
Expenses Incurred During the Period	$4.12	$8.16	$6.90	$3.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen New Jersey Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$996.10	$992.10	$992.60	$997.10
Expenses Incurred During the Period	$4.06	$8.06	$6.81	$3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.04	$1,018.30	$1,022.07
Expenses Incurred During the Period	$4.12	$8.16	$6.90	$3.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen New York Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.80	$1,000.90	$1,002.20	$1,006.00
Expenses Incurred During the Period	$3.93	$7.90	$6.69	$2.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.24	$1,018.45	$1,022.22
Expenses Incurred During the Period	$3.96	$7.96	$6.75	$2.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78, 1.57%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Connecticut Municipal Bond Fund

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.0%

	MUNICIPAL BONDS – 100.0%

	Consumer Staples – 0.6%

$1,770	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/15 at 100.00	BBB+	$1,776,779

	Education and Civic Organizations – 19.1%

210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	4/17 at 100.00	B	208,165

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	2,039,420

1,185	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,285,156

4,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007K-2, 5.000%, 7/01/31 – NPFG Insured	7/18 at 100.00	AA–	4,349,080

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,113,550
500	5.000%, 7/01/32	7/22 at 100.00	A+	555,150

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
960	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	AA	998,851
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	413,572

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
3,205	5.000%, 7/01/35	7/20 at 100.00	A–	3,585,401
1,000	5.000%, 7/01/40	7/20 at 100.00	A–	1,107,110

1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,081,301

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2015L:
3,000	5.000%, 7/01/36 (WI/DD, Settling 9/22/15)	7/25 at 100.00	A–	3,303,300
1,000	5.000%, 7/01/45 (WI/DD, Settling 9/22/15)	7/25 at 100.00	A–	1,084,820

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26	7/21 at 100.00	BBB+	1,086,950
2,500	5.625%, 7/01/41	7/21 at 100.00	BBB+	2,712,050

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,255	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA	1,397,518
1,750	5.000%, 7/01/27 – AGM Insured	7/22 at 100.00	AA	1,935,132

2,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	2,102,380

1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,485,596

Nuveen Investments	23

Nuveen Connecticut Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	$3,959,830

950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32	7/24 at 100.00	A	927,048

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	10,356,223

3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	3,200,580

1,195	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	Aa3	1,212,555

630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	712,051

2,000	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/28	No Opt. Call	Aa2	2,334,760
50,750	Total Education and Civic Organizations			54,547,549

	Health Care – 17.9%

2,900	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A	3,144,760

2,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	3,212,058

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
655	5.500%, 7/01/21 – RAAI Insured	11/15 at 100.00	AA	656,729
4,025	5.500%, 7/01/32 – RAAI Insured	11/15 at 100.00	AA	4,030,796

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	11/15 at 100.00	AA	2,243,427

6,975	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,554,902

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
500	5.250%, 7/01/22 – RAAI Insured	7/17 at 100.00	AA	530,400
1,055	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	1,113,257

1,555	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A	1,688,575

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25	7/21 at 100.00	A2	547,881
500	5.000%, 7/01/27	7/21 at 100.00	A2	549,065

1,645	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A2	1,816,294

4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	4,426,623

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	4,265,200

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	$4,603,955

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,196,240

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	Aa3	2,710,320
2,520	5.000%, 7/01/33	7/24 at 100.00	Aa3	2,833,488
830	5.000%, 7/01/34	7/24 at 100.00	Aa3	931,235

1,670	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,847,337
47,065	Total Health Care			50,902,542

	Housing/Single Family – 1.3%

195	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1, 4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	195,335

3,410	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,449,761
3,605	Total Housing/Single Family			3,645,096

	Long-Term Care – 1.4%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB–	997,680

2,825	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	3,023,061
3,825	Total Long-Term Care			4,020,741

	Tax Obligation/General – 13.8%

	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	679,542
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,130,930
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,202,704

	Connecticut State, General Obligation Bonds, Refunding Series 2012E:
1,000	5.000%, 9/15/30	9/22 at 100.00	AA	1,141,710
2,000	5.000%, 9/15/32	9/22 at 100.00	AA	2,275,200

2,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	2,110,100

	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA	1,115,660
1,015	5.000%, 11/01/27	11/18 at 100.00	AA	1,129,045
1,015	5.000%, 11/01/28	11/18 at 100.00	AA	1,129,045

1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,141,220

2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	AA	2,723,112

3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	AA	3,399,360

	New Haven, Connecticut, General Obligation Bonds, Series 2015:
795	5.000%, 9/01/32 – AGM Insured (WI/DD, Settling 9/09/15)	9/25 at 100.00	AA	887,777
1,620	5.000%, 9/01/33 – AGM Insured (WI/DD, Settling 9/09/15)	9/25 at 100.00	AA	1,804,729
500	5.000%, 9/01/35 – AGM Insured (WI/DD, Settling 9/09/15)	9/25 at 100.00	AA	554,360

Nuveen Investments	25

Nuveen Connecticut Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
$810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	$902,348
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	776,412
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	939,369
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	936,641

485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	590,279

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA	1,018,780

600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34	12/22 at 100.00	AA	675,504

3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	AA–	3,358,260

2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,262,240

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA	1,536,026
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA	1,698,028
1,725	7.000%, 12/01/27 – AGM Insured	12/20 at 100.00	AA	2,057,200
34,725	Total Tax Obligation/General			39,175,581

	Tax Obligation/Limited – 14.7%

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA	5,383,500

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2008A, 5.000%, 11/01/28	11/18 at 100.00	AA	5,553,550

2,500	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	2,856,475

	Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A:
915	5.000%, 9/01/33	9/24 at 100.00	AA	1,039,852
1,625	5.000%, 9/01/34	9/24 at 100.00	AA	1,839,939

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	A	2,632,320
600	5.125%, 1/01/42	1/22 at 100.00	A	647,148

2,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	2,436,830

	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA	1,112,680
1,000	5.000%, 2/15/28	2/19 at 100.00	AA	1,112,680

	University of Connecticut, General Obligation Bonds, Series 2013A:
2,290	5.000%, 8/15/20	No Opt. Call	AA	2,667,002
2,500	5.000%, 8/15/32	8/23 at 100.00	AA	2,847,700

740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA	849,801

1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	No Opt. Call	AA	1,817,720

4,025	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	4,335,046

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,370	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	$1,482,806

3,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	Baa3	3,362,820
37,755	Total Tax Obligation/Limited			41,977,869

	U.S. Guaranteed – 10.3% (4)

1,200	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 – AGC Insured (Pre-refunded 7/01/18)	7/18 at 100.00	AA (4)	1,371,720

485	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	1/16 at 100.00	Aaa	550,310

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured (Pre-refunded 7/01/16)	7/16 at 100.00	A– (4)	4,111,040

4,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured (Pre-refunded 7/01/17)	7/17 at 100.00	AA– (4)	4,753,401

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 – AMBAC Insured (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (4)	426,904
965	5.000%, 7/01/37 – AMBAC Insured (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (4)	1,042,943

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G:
2,800	5.250%, 7/01/26 – RAAI Insured (Pre-refunded 7/01/16)	7/16 at 100.00	AA (4)	2,915,612
1,250	5.250%, 7/01/36 – RAAI Insured (Pre-refunded 7/01/16)	7/16 at 100.00	AA (4)	1,301,612

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F:
2,000	5.000%, 7/01/28 – AGM Insured (Pre-refunded 7/01/18)	7/18 at 100.00	AA (4)	2,232,740
60	5.125%, 7/01/35 – AGM Insured (Pre-refunded 7/01/18)	7/18 at 100.00	AA (4)	67,192

5,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured (Pre-refunded 7/01/16)	7/16 at 100.00	Aa3 (4)	5,206,442

1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (4)	1,560,610

1,395	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	1,623,334

1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,190,730
27,035	Total U.S. Guaranteed			29,354,590

	Utilities – 9.4%

5,625	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	5,770,688

	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A:
500	5.000%, 1/01/20	No Opt. Call	Aa3	574,280
415	5.000%, 1/01/38	1/23 at 100.00	Aa3	459,745

Nuveen Investments	27

Nuveen Connecticut Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Connecticut Municipal Electric Energy Cooperative, Transmission Services Revenue Bonds, Series 2012A:
$955	5.000%, 1/01/24	1/22 at 100.00	Aa3	$1,101,870
880	5.000%, 1/01/25	1/22 at 100.00	Aa3	1,006,984

3,400	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/15 at 100.00	Ba1	3,406,460

3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,498,475

6,685	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/16 at 100.00	A–	6,747,237

4,500	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002, 5.000%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	4,222,170
26,130	Total Utilities			26,787,909

	Water and Sewer – 11.5%

5,000	Connecticut, State Revolving Fund General Revenue Bonds, Series 2013A, 5.000%, 3/01/25	3/23 at 100.00	AAA	5,972,800

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	A+	573,785
1,000	5.000%, 8/15/32	8/24 at 100.00	A+	1,137,510

60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	AA–	60,518

2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	2,567,986

6,085	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Green Bond Series 2014A, 5.000%, 11/01/42	11/24 at 100.00	AA	6,897,226

2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39	4/22 at 100.00	AA	2,787,150

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,166,820

	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39	8/24 at 100.00	Aa3	1,138,341
1,055	5.000%, 8/01/44	8/24 at 100.00	Aa3	1,183,013

500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds Twenty-Eighth Series 2013A, 5.000%, 8/01/38	8/22 at 100.00	Aa3	553,800

5,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	5,762,734

2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 – FGIC Insured	8/22 at 100.00	Aa3	2,250,780

500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	576,416
28,690	Total Water and Sewer			32,628,879
$261,350	Total Long-Term Investments (cost $270,247,514)			284,817,535
	Other Assets Less Liabilities – 0.0%			94,974
	Net Assets – 100%			$284,912,509

28	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Massachusetts Municipal Bond Fund

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.3%

	MUNICIPAL BONDS – 98.3%

	Consumer Discretionary – 0.5%

$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (4), (5)	11/15 at 100.00	Caa3	$1,307,256

	Consumer Staples – 0.2%

640	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/15 at 100.00	BBB+	642,451

	Education and Civic Organizations – 28.3%

1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28	7/20 at 100.00	A3	1,412,761

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College Issue, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA–	3,418,230

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA–	1,688,250

1,015	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35	10/19 at 100.00	A1	1,171,503

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	845,482

5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A1	5,527,400

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39	10/18 at 100.00	A1	3,281,190

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,047,480

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,205,080

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40	10/20 at 100.00	AAA	3,434,490

	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
550	3.500%, 7/01/35	7/25 at 100.00	AA–	539,264
235	5.000%, 7/01/37	7/25 at 100.00	AA–	266,615

	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A2	1,252,519
1,850	5.000%, 3/01/44	3/24 at 100.00	A2	2,046,766

1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy, Series 2014A, 5.000%, 9/01/43	9/23 at 100.00	AAA	1,752,554

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	No Opt. Call	BBB+	1,084,860

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,090,050

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	$2,853,107

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	4,000,360

875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	1,002,732

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	953,927

2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	2,621,808

2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	2,552,823

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
2,500	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	2,790,075
2,250	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,453,940

1,170	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	1,233,285

1,225	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	1,296,381

1,195	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,297,662

1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (Alternative Minimum Tax)	1/25 at 100.00	AA	1,105,090

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.581%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA	1,136,368

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 – AGC Insured	7/19 at 100.00	AA	1,108,590

90	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	92,979

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,678,860

2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	2,864,425

7,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2013-1, 5.000%, 11/01/39	11/22 at 100.00	Aa2	8,393,850
64,840	Total Education and Civic Organizations			72,500,756

	Health Care – 17.6%

3,200	Massachusetts Development Finance Agency Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,509,600

5,000	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	5,553,700

2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	2,630,651

Nuveen Investments	31

Nuveen Massachusetts Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
$3,005	5.000%, 10/01/28	10/21 at 100.00	A–	$3,311,811
500	5.000%, 10/01/30	10/21 at 100.00	A–	548,075

	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30 (WI/DD, Settling 9/02/15)	7/25 at 100.00	A–	1,011,852
1,000	5.000%, 7/01/32 (WI/DD, Settling 9/02/15)	7/25 at 100.00	A–	1,113,710
500	5.000%, 7/01/33 (WI/DD, Settling 9/02/15)	7/25 at 100.00	A–	554,670

1,320	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BBB–	1,453,544

1,413	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (5)	11/15 at 100.00	D	79,921

907	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (5)	11/15 at 100.00	D	51,322

1,603	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4), (5)	11/15 at 100.00	D	90,648

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A–	1,097,280

3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	3,991,862

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	3,675

2,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	2,326,512

2,685	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38	7/18 at 100.00	BBB	2,811,678

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA	1,107,510

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – NPFG Insured	7/18 at 100.00	AA–	1,101,170

350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	AA–	385,949

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
500	5.000%, 2/01/25 – NPFG Insured	8/18 at 100.00	AA–	548,200
100	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	AA–	110,704

1,465	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – AGM Insured	1/16 at 100.00	AA	1,467,901

3,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	11/15 at 100.00	AA–	3,413,362

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,121,660

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
$2,040	5.000%, 7/15/32	7/17 at 100.00	BBB–	$2,075,435
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB–	1,014,120

1,565	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	11/15 at 100.00	BBB+	1,569,413
47,158	Total Health Care			45,055,935

	Housing/Multifamily – 1.9%

1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA	1,687,303

3,070	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB–	3,114,638
4,605	Total Housing/Multifamily			4,801,941

	Long-Term Care – 2.9%

560	Massachusetts Development Finance Agency, Massachusetts, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	No Opt. Call	A–	622,210

240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	269,227

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
240	5.250%, 1/01/26	1/23 at 100.00	BBB–	263,933
790	5.750%, 1/01/28	1/23 at 100.00	BBB–	871,528

1,000	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28	11/23 at 100.00	N/R	1,092,340

4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/15 at 101.00	N/R	4,265,070
7,050	Total Long-Term Care			7,384,308

	Tax Obligation/General – 6.0%

1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25	3/23 at 100.00	AAA	1,173,274

1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,970,063

1,005	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,199,779

1,220	Massachusetts State, General Obligation Bonds, Consaldated Loan, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA+	1,466,806

3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	AA+	3,433,290

360	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AAA	381,197

1,000	North Reading, Massachusetts, General Obligation Bonds, Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,113,550

1,490	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,524,404

Nuveen Investments	33

Nuveen Massachusetts Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	$2,271,020

690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	11/15 at 100.00	AA	703,303

120	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	2/16 at 100.00	AA–	120,536
13,680	Total Tax Obligation/General			15,357,222

	Tax Obligation/Limited – 14.7%

1,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,623,263

805	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	874,455

1,010	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	1,145,673

2,545	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	2,880,456

	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B:
540	5.000%, 5/01/39	5/24 at 100.00	AA	613,478
1,890	5.000%, 5/01/44	5/24 at 100.00	AA	2,134,944

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	2,720,775

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,461,306
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,387,643

1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	AA	1,591,807

1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	1,276,538

3,125	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AA+	3,519,937

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
1,400	5.000%, 8/15/22 – AMBAC Insured	8/17 at 100.00	AA+	1,518,566
1,000	5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	1,068,480

2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	2,264,920

1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA–	1,297,353

800	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2012A, 4.000%, 6/01/35	6/21 at 100.00	AAA	832,912

1,650	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – NPFG Insured	11/15 at 100.00	AA–	1,646,106

3,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	3,769,605

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	27,059

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	$1,777,100

1,130	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	Baa3	1,266,662
33,810	Total Tax Obligation/Limited			37,699,038

	Transportation – 8.6%

1,840	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	2,061,481

2,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	2,284,500

2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32	No Opt. Call	AA	3,142,177

1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	AA	2,033,597

	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	AA	1,626,951
2,000	5.000%, 7/01/45	7/25 at 100.00	AA	2,272,640

2,600	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA–	2,730,286

500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	544,715

4,055	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	4,065,259

840	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	936,298

395	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	423,993
20,185	Total Transportation			22,121,897

	U.S. Guaranteed – 9.0% (7)

685	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (ETM)	3/17 at 100.00	N/R (7)	728,135

75	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	83,750

1,375	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured (Pre-refunded 5/01/16)	5/16 at 100.00	Aa2 (7)	1,419,055

975	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured (Pre-refunded 10/01/15)	10/15 at 100.00	A1 (7)	978,218

6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa3 (7)	6,881,100

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	BBB (7)	1,250,150

	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B:
100	5.000%, 10/01/25 – SYNCORA GTY Insured (Pre-refunded 10/01/15)	10/15 at 100.00	Baa2 (7)	100,404
3,090	5.000%, 10/01/37 – SYNCORA GTY Insured (Pre-refunded 10/01/15)	10/15 at 100.00	Baa2 (7)	3,102,484

Nuveen Investments	35

Nuveen Massachusetts Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (7) (continued)

$500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Pre-refunded 5/01/19)	5/19 at 100.00	BBB+ (7)	$584,540

315	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (7)	353,291

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – NPFG Insured (Pre-refunded 7/01/21)	7/21 at 100.00	AA– (7)	339,291

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30 (Pre-refunded 10/02/15)	10/15 at 100.00	BB+ (7)	1,406,104

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	Aa2 (7)	3,391,410

620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (7)	644,422

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
100	5.000%, 8/01/27 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (7)	108,401
45	5.000%, 8/01/28 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (7)	48,780
130	5.000%, 8/01/29 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (7)	140,921

1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/31 – AMBAC Insured (Pre-refunded 8/01/16)	8/16 at 100.00	AA+ (7)	1,563,795
21,205	Total U.S. Guaranteed			23,124,251

	Utilities – 2.3%

1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,602,752

1,560	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,562,730

2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	11/15 at 100.00	AA–	2,667,884
5,895	Total Utilities			5,833,366

	Water and Sewer – 6.3%

1,700	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	1,922,887

1,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	1,128,590

2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	3,062,448

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	11/15 at 100.00	AAA	60,245

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,157,110

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,550	5.000%, 8/01/27	8/17 at 100.00	AA+	1,668,885
705	5.000%, 8/01/28	8/17 at 100.00	AA+	757,114
1,950	5.000%, 8/01/29	8/17 at 100.00	AA+	2,087,767

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 – NPFG Insured	8/17 at 100.00	AA+	2,675,875

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	$1,714,905
14,665	Total Water and Sewer			16,235,826
$235,158	Total Long-Term Investments (cost $237,182,862)			252,064,247
	Other Assets Less Liabilities – 1.7%			4,300,751
	Net Assets – 100%			$256,364,998

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen New Jersey Municipal Bond Fund

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.5%

	MUNICIPAL BONDS – 97.5%

	Consumer Discretionary – 0.1%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	11/15 at 100.00	Caa1	$211,865
240	5.125%, 1/01/37	11/15 at 100.00	Caa1	181,452
520	Total Consumer Discretionary			393,317

	Consumer Staples – 3.4%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,000	4.500%, 6/01/23	6/17 at 100.00	BB	3,001,950
7,280	4.750%, 6/01/34	6/17 at 100.00	B–	5,488,392
1,740	5.000%, 6/01/41	6/17 at 100.00	B–	1,326,541
12,020	Total Consumer Staples			9,816,883

	Education and Civic Organizations – 14.3%

630	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Projects, Series 2015A, 3.375%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	601,039

870	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	1,050,081

	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
770	5.000%, 7/01/38	7/23 at 100.00	AA	844,074
1,015	5.000%, 7/01/43	7/23 at 100.00	AA	1,108,299

1,840	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36 – AGC Insured	9/19 at 100.00	AA	2,079,826

1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,794,438

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	AA–	2,267,260
1,055	3.750%, 7/01/33	7/25 at 100.00	AA–	1,048,280

1,725	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	1,869,848

	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	571,137
100	5.000%, 7/01/42	7/22 at 100.00	A	108,252

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Richard Stockton College of New Jersey, Refunding Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A+	2,177,780

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
250	5.000%, 7/01/32	7/21 at 100.00	BBB	265,147
230	5.000%, 7/01/37	7/21 at 100.00	BBB	242,951

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	AA–	506,585

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	A	$1,369,133

740	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	811,188

3,320	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	3,581,682

455	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	479,816

510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	547,128

2,125	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,242,810

400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	431,508

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
1,600	3.625%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,600,832
1,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,009,950
1,585	4.000%, 12/01/31 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,580,641
1,670	4.125%, 12/01/35 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,670,334

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
1,500	4.250%, 12/01/32 (Alternative Minimum Tax)	12/23 at 100.00	AA	1,514,745
1,500	4.500%, 12/01/36 (Alternative Minimum Tax)	12/23 at 100.00	AA	1,543,665

2,230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	2,211,090

1,425	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	1,562,926

2,320	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	2,591,788
38,915	Total Education and Civic Organizations			41,284,233

	Financials – 0.6%

	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
1,000	5.750%, 10/01/21	No Opt. Call	Ba2	1,096,460
500	6.500%, 4/01/28	No Opt. Call	Ba2	610,230
1,500	Total Financials			1,706,690

	Health Care – 16.3%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,720	5.000%, 2/15/25	No Opt. Call	BBB+	1,930,992
2,000	5.000%, 2/15/33	No Opt. Call	BBB+	2,140,020

800	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	901,824

Nuveen Investments	39

Nuveen New Jersey Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,445	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	$4,813,002

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
800	6.000%, 7/01/26	7/21 at 100.00	BB+	871,176
75	6.250%, 7/01/35	7/21 at 100.00	BB+	80,826

360	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	407,858

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
800	5.250%, 7/01/31	7/23 at 100.00	BBB	873,664
440	5.500%, 7/01/43	7/23 at 100.00	BBB	485,074

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,208,639

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	1,081,090

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,564,260

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
595	5.000%, 7/01/45	7/24 at 100.00	A	648,824
1,000	4.000%, 7/01/45	7/24 at 100.00	A	980,300

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,420	4.000%, 7/01/17	No Opt. Call	A3	1,495,445
1,125	5.000%, 7/01/31	7/22 at 100.00	A3	1,228,511
1,080	5.000%, 7/01/42	7/22 at 100.00	A3	1,158,980

550	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A+	607,063

5,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	5,552,293

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
2,000	5.000%, 7/01/39	7/24 at 100.00	A	2,199,840
630	5.000%, 7/01/43	7/24 at 100.00	A	691,198

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
2,500	5.000%, 7/01/25 – RAAI Insured	11/15 at 100.00	AA	2,503,825
775	5.000%, 7/01/35 – RAAI Insured	11/15 at 100.00	AA	775,791

16,225	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	A–	6,019,962

360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	406,001

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	772,860

3,050	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	3,397,242

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	$553,134

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
855	5.000%, 7/01/25	7/16 at 100.00	A2	877,760
100	5.000%, 7/01/26	7/16 at 100.00	A2	102,607
810	5.000%, 7/01/36	7/16 at 100.00	A2	827,245
54,720	Total Health Care			47,157,306

	Housing/Multifamily – 4.7%

1,770	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	1,744,901

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,286,989
1,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,218,679

3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA–	3,136,350

	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,250	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,299,253
1,125	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,165,579
1,125	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,158,446

660	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	648,602
13,085	Total Housing/Multifamily			13,658,799

	Housing/Single Family – 0.8%

1,365	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,379,155

860	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	893,480
2,225	Total Housing/Single Family			2,272,635

	Industrials – 0.6%

1,660	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory Put 12/01/17)	No Opt. Call	A–	1,697,632

	Long-Term Care – 0.9%

685	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	696,707

300	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	1/16 at 100.00	N/R	295,428

150	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	153,288

Nuveen Investments	41

Nuveen New Jersey Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,095	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	$1,154,765

405	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	434,711
2,635	Total Long-Term Care			2,734,899

	Tax Obligation/General – 10.9%

	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014:
1,625	3.000%, 9/01/30 – AGM Insured	9/24 at 100.00	AA	1,574,820
1,775	5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,986,314

415	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	412,635

	Jefferson Township School District, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2012:
755	4.000%, 9/15/26	9/22 at 100.00	AA–	826,680
1,270	4.000%, 9/15/27	9/22 at 100.00	AA–	1,384,440

525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	598,043

620	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	626,870

1,000	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24	8/22 at 100.00	AA–	1,100,780

610	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	692,381

	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AA+	334,029
220	5.000%, 1/01/37	1/24 at 100.00	AA+	247,898

570	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	635,026

2,750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	3,246,100

1,735	Passaic County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/01/20	No Opt. Call	AA	1,984,337

	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28	1/21 at 100.00	AA	980,350
875	5.250%, 1/15/30	1/21 at 100.00	AA	981,671

	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012:
450	4.000%, 12/01/23	6/22 at 100.00	AA+	498,204
305	4.000%, 12/01/24	6/22 at 100.00	AA+	336,116

1,010	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/15/33	2/25 at 100.00	AA–	1,158,197

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,630	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/21	No Opt. Call	AA+	$1,812,641

3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	4,005,190

2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,786,016

2,110	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/21 – AGM Insured	1/16 at 100.00	A2	2,140,067

1,000	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Bonds, Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,062,660
28,655	Total Tax Obligation/General			31,411,465

	Tax Obligation/Limited – 18.4%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	817,992

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,000,222

2,395	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	2,947,790

1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,151,640

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,385	5.000%, 6/15/19	No Opt. Call	BBB+	1,508,126
350	5.000%, 6/15/21	No Opt. Call	BBB+	385,480
2,850	5.000%, 6/15/25	6/22 at 100.00	BBB+	3,066,799
450	5.000%, 6/15/28	No Opt. Call	BBB+	475,772

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	11/15 at 100.00	AA	1,003,790

1,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	11/15 at 100.00	AA–	1,005,620

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	87,610
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	148,158

1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A–	1,586,625

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW:
370	5.000%, 6/15/37	6/25 at 100.00	A–	369,970
4,000	5.250%, 6/15/40	6/25 at 100.00	A–	4,076,360

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
3,245	5.000%, 10/01/28	10/18 at 100.00	A–	3,521,442
1,950	5.250%, 10/01/38	10/18 at 100.00	A–	2,085,369

2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	2,219,580

Nuveen Investments	43

Nuveen New Jersey Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$14,635	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A–	$6,229,827

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A–	2,065,699

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
4,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	1,632,120
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	1,534,000
5,450	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	1,975,952

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A–	518,600

1,510	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A–	1,591,797

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A–	1,501,605

1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,126,217

	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,465	5.000%, 5/01/21	No Opt. Call	Aa3	1,673,762
2,000	3.500%, 5/01/35	5/22 at 100.00	Aa3	1,971,920

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	Ca	340,902

3,000	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Series 2013A, 5.000%, 3/01/34	No Opt. Call	AA+	3,659,790
66,835	Total Tax Obligation/Limited			53,280,536

	Transportation – 14.9%

1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,215,588

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	407,056
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,570,989
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,230,440

	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
215	3.000%, 7/01/27 – BAM Insured	7/25 at 100.00	AA	211,979
1,635	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,669,646

	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
500	5.000%, 7/01/26	7/22 at 100.00	A1	570,475
500	3.000%, 7/01/28	7/22 at 100.00	A1	497,825

1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	1,962,787

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,000	5.000%, 1/01/24	No Opt. Call	BBB	1,136,310
1,095	5.000%, 1/01/26	No Opt. Call	BBB	1,232,400
1,100	5.000%, 1/01/27	No Opt. Call	BBB	1,234,574

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$1,255	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	$1,368,703

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
400	5.125%, 9/15/23 (Alternative Minimum Tax)	9/15 at 100.00	BB–	436,928
800	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	871,304

300	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	336,807

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
415	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	423,570
75	6.500%, 1/01/16	No Opt. Call	A3	76,549

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,590,524

3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,866,065

1,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,562,353

5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43	7/22 at 100.00	A+	5,512,750

900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,003,239

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	AA–	2,194,280

1,680	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/32 – AGM Insured	8/17 at 100.00	AA	1,807,898

1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,038,911

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	2,010,420
3,125	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	3,134,187

870	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q, 3.000%, 1/01/24	1/23 at 100.00	A3	796,050
39,585	Total Transportation			42,970,607

	U.S. Guaranteed – 6.9% (4)

735	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 4.000%, 12/01/17 – AMBAC Insured (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	739,586

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (4)	2,340,149

255	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (4)	282,476

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
525	5.000%, 9/01/37 – AMBAC Insured (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	570,575
305	5.000%, 9/01/37 – AMBAC Insured (Pre-refunded 9/01/17)	9/17 at 100.00	A– (4)	331,285

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 – NPFG Insured (Pre-refunded 7/01/16)	7/16 at 100.00	AA– (4)	436,720

Nuveen Investments	45

Nuveen New Jersey Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,195	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 5.000%, 7/01/32 – FGIC Insured (Pre-refunded 7/01/17)	7/17 at 100.00	AA– (4)	$1,290,373

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured (Pre-refunded 7/01/16)	7/16 at 100.00	AA– (4)	1,075,851

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	3,081,825

1,510	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (4)	1,571,699

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (4)	2,079,620

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	AA (4)	994,143

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
50	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	51,064
260	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	265,530
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	10,213
5	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	5,106
35	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	35,744
200	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	204,254

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	4,750,600
18,140	Total U.S. Guaranteed			20,116,813

	Utilities – 1.7%

2,430	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	2,439,574

	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
500	5.000%, 6/15/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	522,270
1,000	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,051,070

960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	1,027,008
4,890	Total Utilities			5,039,922

	Water and Sewer – 3.0%

2,175	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	2,191,160

1,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 5.000%, 10/01/23	No Opt. Call	A+	1,222,551

1,770	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.385%, 9/01/21 (IF) (5)	No Opt. Call	AAA	2,244,927

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$1,500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$1,678,215
1,210	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,307,635
7,695	Total Water and Sewer			8,644,488
$293,080	Total Long-Term Investments (cost $269,458,813)			282,186,225
	Other Assets Less Liabilities – 2.5%			7,098,528
	Net Assets – 100%			$289,284,753

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen New York Municipal Bond Fund

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.9%

	MUNICIPAL BONDS – 99.9%

	Consumer Staples – 2.6%

$2,220	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	$1,955,554

200	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/15 at 100.00	A1	200,266

35	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/15 at 100.00	A1	34,436

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 6.625%, 6/01/44	6/22 at 100.00	BB–	6,630,449

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,575	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,581,111
1,325	5.000%, 6/01/26	6/16 at 100.00	BB–	1,345,365
7,335	5.125%, 6/01/42	6/16 at 100.00	B	6,399,494
19,340	Total Consumer Staples			18,146,675

	Education and Civic Organizations – 18.8%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	676,335

	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	4/17 at 100.00	B	515,455
1,000	5.000%, 4/01/27	4/17 at 100.00	B	909,520
290	5.000%, 4/01/37	4/17 at 100.00	B	238,722

3,875	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	4,493,993

2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	2,241,334

	Build New York City Resource Corporation, New York, Revenue Bonds, Children?s Aid Society Project, Series 2015:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,783,175
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,767,925

	Build NYC Resource Corp, New York, Revenue Bonds, City University of NY-Queens College, Q Student Residences, LLC Project, Refunding Series 2014:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,122,980
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,515,588

	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB–	1,715,754
1,000	5.500%, 4/01/43	4/23 at 100.00	BBB–	1,082,110

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	218,797

1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	Baa1	1,957,988

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,655	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	$2,795,396

1,055	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,343,384

595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A–	666,584

	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	1,916,910
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	846,169

2,760	Dormitory Authority of the State of New York, Icahn School of Medicine at Mount Sinai, Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	3,023,580

1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,754,190

85	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	90,096

1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A1	1,795,312

7,740	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	8,858,198

750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA	885,255

350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	396,025

4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	5,097,883

1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	1,666,995

3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	No Opt. Call	AA–	4,000,206

1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,358,844

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44	7/24 at 100.00	A3	5,485,750

250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	276,015

1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,308,727

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
160	5.000%, 7/01/40	7/25 at 100.00	BBB	172,894
175	5.000%, 7/01/45	7/25 at 100.00	BBB	188,071

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	AA–	2,696,000

Nuveen Investments	49

Nuveen New York Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
$5,520	5.000%, 8/01/26	8/16 at 100.00	A–	$5,712,041
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	2,055,800

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
4,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BB+	4,108,920
1,060	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	1,084,942
1,795	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,827,418
5,170	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	5,286,222

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	741,830
2,500	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	AA–	2,584,050
2,140	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,163,155
1,150	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	1,184,431

2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	2,238,760

740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	815,095

5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	6,162,061

	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38	8/23 at 100.00	AA–	4,259,382
10,000	5.000%, 8/01/43	8/23 at 100.00	AA–	11,098,400

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,067,230
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,838,741

615	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	653,222

1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,789,472

	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,340	6.000%, 10/15/30	10/20 at 100.00	BB	1,412,789
2,300	6.250%, 10/15/40	10/20 at 100.00	BB	2,432,595

1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	1,129,800
122,245	Total Education and Civic Organizations			133,508,516

	Financials – 1.5%

5,710	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	6,697,430

3,475	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	4,205,758
9,185	Total Financials			10,903,188

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 6.4%

$1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	11/15 at 100.00	AA–	$1,917,315

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	11/15 at 100.00	AA–	3,011,820
1,775	5.000%, 2/01/28 – FGIC Insured	11/15 at 100.00	AA–	1,781,727

550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	610,209

2,500	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	2,718,575

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
6,895	6.125%, 12/01/29	12/18 at 100.00	Ba1	7,596,497
4,500	6.250%, 12/01/37	12/18 at 100.00	Ba1	4,926,735

1,000	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2015, 5.000%, 12/01/29	No Opt. Call	Ba1	1,063,400

2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	2,530,230

	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA	623,981
950	5.500%, 4/01/34	10/20 at 100.00	AA	1,080,853

	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010:
2,720	5.750%, 8/15/35	2/21 at 100.00	AA	3,202,528
5,000	5.500%, 8/15/40	2/21 at 100.00	AA	5,806,500

1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A., 5.000%, 12/01/42	12/22 at 100.00	A–	1,486,931

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	A–	1,064,510
500	5.250%, 12/01/32	12/17 at 100.00	A–	531,805

1,965	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	2,162,758

2,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/16 at 100.00	B+	2,003,540

1,060	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/15 at 100.00	B+	1,061,876
41,565	Total Health Care			45,181,790

	Housing/Multifamily – 1.4%

1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA	1,747,504

215	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/15 at 100.00	AA	215,677

Nuveen Investments	51

Nuveen New York Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/16 at 100.00	BBB–	$1,005,380

5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	11/15 at 100.00	AA+	5,012

855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	887,704

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,561,700

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	720,066

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
20	6.100%, 11/01/15 – AGM Insured	10/15 at 100.00	AA	20,101
190	6.125%, 11/01/20 – AGM Insured	11/15 at 100.00	AA	190,507

1,660	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,695,308

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	2/16 at 100.00	Aa1	1,001,030
9,750	Total Housing/Multifamily			10,049,989

	Industrials – 1.9%

460	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	489,242

12,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	12,583,351
12,980	Total Industrials			13,072,593

	Long-Term Care – 1.9%

1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,153,439

	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2007B:
290	6.000%, 7/01/26 – AMBAC Insured	7/19 at 100.00	Aa2	334,097
310	6.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	Aa2	357,635
330	6.000%, 7/01/28 – AMBAC Insured	7/19 at 100.00	Aa2	380,843
350	6.000%, 7/01/29 – AMBAC Insured	7/19 at 100.00	Aa2	403,851
1,460	6.000%, 7/01/36 – AMBAC Insured	7/19 at 100.00	Aa2	1,675,000

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2009A, 6.000%, 7/01/38	7/19 at 100.00	Aa2	1,146,470

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – AGM Insured	11/15 at 100.00	AA	2,006,900

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa3	660,426

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	11/15 at 100.00	N/R	50,030
555	5.000%, 7/01/35 – ACA Insured	11/15 at 100.00	N/R	555,183

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,700	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	$1,724,106

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
630	5.800%, 7/01/23	7/16 at 101.00	N/R	620,651
975	6.100%, 7/01/28	7/16 at 101.00	N/R	952,136
210	6.200%, 7/01/33	7/16 at 101.00	N/R	203,813

1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,335,961

90	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	1/16 at 100.00	N/R	90,927
12,895	Total Long-Term Care			13,651,468

	Tax Obligation/General – 4.5%

1,035	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992, 6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa3	1,062,490

1,240	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	1,360,801

	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
1,900	5.000%, 10/01/30	No Opt. Call	AA	2,198,148
1,915	5.000%, 10/01/31	No Opt. Call	AA	2,185,264
3,000	5.000%, 10/01/33	10/22 at 100.00	AA	3,394,560

	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
1,810	5.000%, 3/01/32	3/23 at 100.00	AA	2,048,920
6,100	5.000%, 3/01/37	3/23 at 100.00	AA	6,822,667

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	2,302,780

2,500	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	AA	2,848,700

6,670	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	No Opt. Call	AA	7,639,484
28,170	Total Tax Obligation/General			31,863,814

	Tax Obligation/Limited – 23.6%

835	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	N/R	756,594

	Dormitory Authority of the State of New York, Residential Institutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	2,166,200
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,707,750

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	11/15 at 100.00	AA	2,419,664

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	1,684,470

535	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	11/15 at 100.00	AA	586,916

4,025	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,400,613

Nuveen Investments	53

Nuveen New York Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,955	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/34	No Opt. Call	AAA	$6,829,015

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	1,120,000

3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	3,351,930

6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AAA	6,959,280

2,835	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AAA	3,274,765

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AAA	1,138,410

3,025	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	3,357,296

	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A:
5,000	5.000%, 3/15/33	3/24 at 100.00	AAA	5,815,800
2,500	5.000%, 3/15/37	3/24 at 100.00	AAA	2,871,100
2,825	5.000%, 3/15/38	3/24 at 100.00	AAA	3,223,805

12,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	13,139,760

11,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	12,210,766

4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,592,360

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/16 at 100.00	A–	1,685,846

7,800	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	8,213,400

4,520	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	5,050,648

8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	9,666,455

3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,428,385

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1:
2,600	5.000%, 11/01/35	5/24 at 100.00	AAA	2,971,748
2,500	5.000%, 11/01/36	5/24 at 100.00	AAA	2,851,350

5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	6,511,614

10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	11,370,500

9,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	10,234,080

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
$5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	$5,537,022
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	65,743

5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, Trust 2800, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	6,518,490

5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA+	5,706,300

2,385	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	A+	2,420,203

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	Baa3	1,681,410
150,380	Total Tax Obligation/Limited			167,519,688

	Transportation – 14.8%

2,125	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	No Opt. Call	AA–	2,442,709

4,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	AA–	5,417,582

3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31	5/23 at 100.00	AA–	3,975,136

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	AA–	1,122,740

2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	AA–	2,824,300

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B:
2,000	5.250%, 11/15/38	5/24 at 100.00	AA–	2,289,660
2,325	5.250%, 11/15/44	5/24 at 100.00	AA–	2,635,643

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1:
5,000	5.250%, 11/15/29	11/25 at 100.00	AA–	5,982,500
8,610	5.250%, 11/15/31	11/25 at 100.00	AA–	10,185,458

3,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	3,184,410

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	1,000,720
2,000	5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	714,800

1,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	1,980,925

4,610	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	4,669,930

Nuveen Investments	55

Nuveen New York Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$3,670	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	$3,729,014

9,500	New York City, Industrial Development Agency, New York, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	BBB	10,205,945

3,370	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,730,792

3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	AA–	3,792,737

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
1,625	5.000%, 5/01/30	5/25 at 100.00	AA–	1,913,811
3,140	5.000%, 5/01/31	5/25 at 100.00	AA–	3,680,708
1,730	5.000%, 5/01/35	5/25 at 100.00	AA–	2,004,240
2,520	5.000%, 5/01/40	5/25 at 100.00	AA–	2,878,722
480	5.000%, 5/01/45	5/25 at 100.00	AA–	545,342

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA–	5,306,800

1,535	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.874%, 3/16/17 – AGM Insured (IF)	No Opt. Call	AA	2,002,438

3,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	4,176,525

4,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	4,598,480

3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA–	4,452,715

1,560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	1,877,725

1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.261%, 5/15/16 (IF)	No Opt. Call	AA–	1,822,020
97,345	Total Transportation			105,144,527

	U.S. Guaranteed – 5.8% (7)

1,000	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	A3 (7)	1,236,830

8,065	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	A3 (7)	8,875,129

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured (Pre-refunded 7/01/17)	7/17 at 100.00	AA– (7)	2,037,882

350	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured (Pre-refunded 7/01/17)	7/17 at 100.00	AA–(7)	377,801

585	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured (Pre-refunded 7/01/17)	7/17 at 100.00	AA–(7)	631,467

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (7) (continued)

$600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34 (Pre-refunded 11/01/16)	11/16 at 100.00	A (7)	$632,700

500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34 (Pre-refunded 11/01/16)	11/16 at 100.00	A3 (7)	527,250

1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A (7)	1,155,810

5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (7)	6,108,480

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (7)	5,675

2,770	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (7)	2,941,324

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (Pre-refunded 5/01/18)	5/18 at 100.00	AA (7)	1,648,019

3,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured (Pre-refunded 12/01/15)	12/15 at 100.00	AA– (7)	3,036,930

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	A (7)	617,534

115	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 4.500%, 2/01/17 (ETM)	No Opt. Call	Aaa	119,027
710	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	757,868
785	5.500%, 2/01/32 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	840,696

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
370	5.800%, 7/01/23 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (7)	390,757
200	6.100%, 7/01/28 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (7)	211,720
590	6.200%, 7/01/33 (Pre-refunded 7/01/16)	7/16 at 101.00	N/R (7)	625,064

4,185	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured (Pre-refunded 11/15/15)	11/15 at 100.00	AA+ (7)	4,227,059

1,320	New York Convention Center Development Corporation, New York, Hotel Unit Fee Secured Revenue Bonds, Series 2005, 5.000%, 11/15/30 – AMBAC Insured (Pre-refunded 11/15/15)	11/15 at 100.00	AA+ (7)	1,333,266

	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,495	5.000%, 8/01/17 (Pre-refunded 10/13/15)	10/15 at 100.00	A3 (7)	1,503,596
1,570	5.000%, 8/01/18 (Pre-refunded 10/13/15)	10/15 at 100.00	A3 (7)	1,579,028
38,770	Total U.S. Guaranteed			41,420,912

	Utilities – 12.9%

7,075	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	7,513,933

1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,340,280

420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	449,950

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	5,562,360

Nuveen Investments	57

Nuveen New York Municipal Bond Fund (continued)

Portfolio of Investments	August 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	$2,151,072
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,571,340
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,513,760

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,800	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	3,924,222
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	1,236,564
2,615	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	2,693,084

750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	771,075

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – BHAC Insured	9/16 at 100.00	AA+	5,202,750

2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	3,279,043

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33	4/19 at 100.00	A–	1,440,063

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A:
5,000	5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	5,723,750
10,250	6.000%, 5/01/33	5/19 at 100.00	A–	11,820,710

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	10,904,000

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	11/15 at 100.00	A–	2,409,600

11,785	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	11,877,630

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa1	525,268

3,435	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/16 at 100.00	N/R	3,435,309

5,095	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	5,789,601
87,125	Total Utilities			91,135,364

	Water and Sewer – 3.8%

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured	6/16 at 100.00	AAA	2,174,233

10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	11,443,000

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	591,350

6,675	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series, 5.000%, 6/15/34	6/25 at 100.00	AAA	7,858,744

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	11/15 at 100.00	N/R	$2,954,396

	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
675	5.000%, 4/01/40	4/25 at 100.00	AA–	754,481
1,050	5.000%, 4/01/45	4/25 at 100.00	AA–	1,168,220
23,955	Total Water and Sewer			26,944,424
$653,705	Total Long-Term Investments (cost $667,705,672)			708,542,948
	Floating Rate Obligations – (1.1)%			(7,955,000)
	Other Assets Less Liabilities – 1.2%			8,693,901
	Net Assets – 100%			$709,281,849

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(6)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of

Assets and Liabilities	August 31, 2015 (Unaudited)

	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $270,247,514, $237,182,862, $269,458,813 and $667,705,672, respectively)	$284,817,535	$252,064,247	$282,186,225	$708,542,948
Cash	4,785,931	4,558,803	—	—
Receivable for:
Interest	2,865,433	3,067,765	3,028,116	8,242,320
Investments sold	—	—	7,770,000	730,117
Shares sold	920,617	536,198	674,135	2,964,497
Other assets	42,319	5,154	9,306	112,550
Total assets	293,431,835	260,232,167	293,667,782	720,592,432
Liabilities
Cash overdraft	—	—	3,523,563	1,343,678
Floating rate obligations	—	—	—	7,955,000
Payable for:
Dividends	210,073	133,439	178,380	393,818
Investments purchased	7,595,272	2,687,550	—	—
Shares redeemed	432,210	834,307	417,140	955,586
Accrued expenses:
Management fees	121,282	111,260	123,808	294,315
Trustees fees	42,674	1,022	9,841	114,683
12b-1 distribution and service fees	57,301	31,842	56,850	102,076
Other	60,514	67,749	73,447	151,427
Total liabilities	8,519,326	3,867,169	4,383,029	11,310,583
Net assets	$284,912,509	$256,364,998	$289,284,753	$709,281,849
Class A Shares
Net assets	$170,626,591	$82,661,739	$135,367,443	$279,138,139
Shares outstanding	15,949,563	8,178,588	12,025,744	25,378,413
Net asset value (“NAV”) per share	$10.70	$10.11	$11.26	$11.00
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.17	$10.55	$11.75	$11.48
Class C Shares
Net assets	$3,260,553	$3,427,376	$7,593,445	$13,081,179
Shares outstanding	305,268	342,031	677,465	1,191,173
NAV and offering price per share	$10.68	$10.02	$11.21	$10.98
Class C2 Shares
Net assets	$40,654,115	$23,379,288	$43,272,719	$69,713,588
Shares outstanding	3,803,979	2,331,427	3,859,493	6,340,896
NAV and offering price per share	$10.69	$10.03	$11.21	$10.99
Class I Shares
Net assets	$70,371,250	$146,896,595	$103,051,146	$347,348,943
Shares outstanding	6,556,434	14,550,938	9,123,159	31,534,529
NAV and offering price per share	$10.73	$10.10	$11.30	$11.01
Net assets consist of:
Capital paid-in	$274,789,106	$248,667,335	$274,364,953	$678,110,346
Undistributed (Over-distribution of) net investment income	916,078	387,919	2,099,610	2,756,728
Accumulated net realized gain (loss)	(5,362,696)	(7,571,641)	92,778	(12,422,501)
Net unrealized appreciation (depreciation)	14,570,021	14,881,385	12,727,412	40,837,276
Net assets	$284,912,509	$256,364,998	$289,284,753	$709,281,849
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of

Operations	Six Months Ended August 31, 2015 (Unaudited)

	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$5,909,185	$5,341,902	$6,144,514	$15,317,722
Expenses
Management fees	723,121	650,427	731,932	1,726,979
12b-1 service fees – Class A Shares	173,169	83,763	133,342	272,449
12b-1 distribution and service fees – Class C Shares	14,653	15,088	36,552	49,771
12b-1 distribution and service fees – Class C2 Shares	157,179	91,288	168,675	270,430
Shareholder servicing agent fees	48,486	57,902	67,203	143,095
Interest expense	—	—	—	20,598
Custodian fees	25,320	25,331	27,944	47,267
Trustees fees	4,029	3,615	4,082	9,968
Professional fees	24,617	23,149	24,856	40,991
Shareholder reporting expenses	15,711	14,235	14,826	32,434
Federal and state registration fees	3,312	5,151	2,568	4,796
Other	5,959	5,536	7,910	11,960
Total expenses	1,195,556	975,485	1,219,890	2,630,738
Net investment income (loss)	4,713,629	4,366,417	4,924,624	12,686,984
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(130,271)	(375,289)	180,523	(347,040)
Change in net unrealized appreciation (depreciation) of investments	(4,178,833)	(2,645,992)	(6,409,486)	(8,508,725)
Net realized and unrealized gain (loss)	(4,309,104)	(3,021,281)	(6,228,963)	(8,855,765)
Net increase (decrease) in net assets from operations	$404,525	$1,345,136	$(1,304,339)	$3,831,219

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of

Changes in Net Assets	(Unaudited)

	Connecticut		Massachusetts
	Six Months Ended 8/31/15	Year Ended 2/28/15	Six Months Ended 8/31/15	Year Ended 2/28/15
Operations
Net investment income (loss)	$4,713,629	$9,651,264	$4,366,417	$8,737,473
Net realized gain (loss) from investments	(130,271)	1,904,036	(375,289)	976,066
Change in net unrealized appreciation (depreciation) of investments	(4,178,833)	7,712,801	(2,645,992)	7,690,587
Net increase (decrease) in net assets from operations	404,525	19,268,101	1,345,136	17,404,126
Distributions to Shareholders
From net investment income:
Class A Shares	(2,886,965)	(6,258,818)	(1,468,921)	(3,384,685)
Class C Shares	(37,415)	(30,465)	(40,595)	(33,632)
Class C2 Shares	(583,193)	(1,251,821)	(358,261)	(847,446)
Class I Shares	(1,205,316)	(1,859,039)	(2,675,906)	(4,880,391)
Decrease in net assets from distributions to shareholders	(4,712,889)	(9,400,143)	(4,543,683)	(9,146,154)
Fund Share Transactions
Proceeds from sale of shares	17,011,698	41,966,247	18,081,348	53,764,335
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,434,735	6,710,009	3,713,157	7,458,998
	20,446,433	48,676,256	21,794,505	61,223,333
Cost of shares redeemed	(18,186,662)	(56,796,907)	(17,539,015)	(55,574,333)
Net increase (decrease) in net assets from Fund share transactions	2,259,771	(8,120,651)	4,255,490	5,649,000
Net increase (decrease) in net assets	(2,048,593)	1,747,307	1,056,943	13,906,972
Net assets at the beginning of period	286,961,102	285,213,795	255,308,055	241,401,083
Net assets at the end of period	$284,912,509	$286,961,102	$256,364,998	$255,308,055
Undistributed (Over-distribution of) net investment income at the end of period	$916,078	$915,338	$387,919	$565,185

See accompanying notes to financial statements.

62	Nuveen Investments

	New Jersey		New York
	Six Months Ended 8/31/15	Year Ended 2/28/15	Six Months Ended 8/31/15	Year Ended 2/28/15
Operations
Net investment income (loss)	$4,924,624	$10,172,431	$12,686,984	$25,840,766
Net realized gain (loss) from investments	180,523	1,560,008	(347,040)	1,634,661
Change in net unrealized appreciation (depreciation) of investments	(6,409,486)	7,955,512	(8,508,725)	25,273,087
Net increase (decrease) in net assets from operations	(1,304,339)	19,687,951	3,831,219	52,748,514
Distributions to Shareholders
From net investment income:
Class A Shares	(2,277,638)	(4,894,748)	(5,012,290)	(10,802,560)
Class C Shares	(96,177)	(101,905)	(141,777)	(103,978)
Class C2 Shares	(653,104)	(1,428,676)	(1,132,860)	(2,445,479)
Class I Shares	(1,878,883)	(3,298,394)	(6,750,158)	(12,337,942)
Decrease in net assets from distributions to shareholders	(4,905,802)	(9,723,723)	(13,037,085)	(25,689,959)
Fund Share Transactions
Proceeds from sale of shares	28,706,464	59,137,316	52,864,234	118,578,313
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,815,439	7,419,052	10,671,441	20,882,676
	32,521,903	66,556,368	63,535,675	139,460,989
Cost of shares redeemed	(25,849,960)	(66,607,904)	(44,323,976)	(140,159,353)
Net increase (decrease) in net assets from Fund share transactions	6,671,943	(51,536)	19,211,699	(698,364)
Net increase (decrease) in net assets	461,802	9,912,692	10,005,833	26,360,191
Net assets at the beginning of period	288,822,951	278,910,259	699,276,016	672,915,825
Net assets at the end of period	$289,284,753	$288,822,951	$709,281,849	$699,276,016
Undistributed (Over-distribution of) net investment income at the end of period	$2,099,610	$2,080,788	$2,756,728	$3,106,829

See accompanying notes to financial statements.

Nuveen Investments	63

Financial

Highlights (Unaudited)

Connecticut

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV
Class A (7/87)
2016(g)	$10.86	$0.18	$(0.16)	$0.02	$(0.18)	$—		$(0.18)	$10.70
2015	10.49	0.37	0.36	0.73	(0.36)	—		(0.36)	10.86
2014	11.07	0.38	(0.58)	(0.20)	(0.38)	—	*	(0.38)	10.49
2013	10.98	0.40	0.10	0.50	(0.40)	(0.01)		(0.41)	11.07
2012	10.19	0.43	0.81	1.24	(0.42)	(0.03)		(0.45)	10.98
2011	10.49	0.42	(0.30)	0.12	(0.42)	—	*	(0.42)	10.19
Class C (2/14)
2016(g)	10.84	0.14	(0.16)	(0.02)	(0.14)	—		(0.14)	10.68
2015	10.48	0.28	0.36	0.64	(0.28)	—		(0.28)	10.84
2014(f)	10.41	0.01	0.07	0.08	(0.01)	—		(0.01)	10.48
Class C2 (10/93)(e)
2016(g)	10.85	0.15	(0.16)	(0.01)	(0.15)	—		(0.15)	10.69
2015	10.48	0.31	0.36	0.67	(0.30)	—		(0.30)	10.85
2014	11.05	0.32	(0.57)	(0.25)	(0.32)	—	*	(0.32)	10.48
2013	10.97	0.34	0.09	0.43	(0.34)	(0.01)		(0.35)	11.05
2012	10.19	0.37	0.81	1.18	(0.37)	(0.03)		(0.40)	10.97
2011	10.48	0.36	(0.28)	0.08	(0.37)	—	*	(0.37)	10.19
Class I (2/97)
2016(g)	10.90	0.19	(0.17)	0.02	(0.19)	—		(0.19)	10.73
2015	10.52	0.39	0.37	0.76	(0.38)	—		(0.38)	10.90
2014	11.11	0.40	(0.58)	(0.18)	(0.41)	—	*	(0.41)	10.52
2013	11.02	0.43	0.09	0.52	(0.42)	(0.01)		(0.43)	11.11
2012	10.23	0.45	0.81	1.26	(0.44)	(0.03)		(0.47)	11.02
2011	10.53	0.45	(0.31)	0.14	(0.44)	—	*	(0.44)	10.23

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.19%	$170,627	0.79	%**	0.79	%**	3.34	%**	4%
7.06	176,461	0.79		0.79		3.45		16
(1.71)	196,238	0.82		0.81		3.63		10
4.56	268,189	0.80		0.79		3.65		12
12.40	259,183	0.82		0.81		4.08		9
1.13	255,092	0.81		0.80		4.01		10

(0.20)	3,261	1.59	**	1.59	**	2.52	**	4
6.13	2,295	1.59		1.59		2.61		16
0.81	278	1.66	**	1.65	**	3.62	**	10

(0.09)	40,654	1.34	**	1.34	**	2.79	**	4
6.47	43,580	1.34		1.34		2.91		16
(2.19)	46,265	1.37		1.36		3.08		10
3.90	62,912	1.35		1.34		3.10		12
11.72	58,829	1.37		1.36		3.53		9
0.71	53,317	1.36		1.35		3.48		10

0.21	70,371	0.60	**	0.60	**	3.54	**	4
7.37	64,625	0.59		0.59		3.65		16
(1.58)	42,434	0.62		0.61		3.83		10
4.77	51,588	0.60		0.59		3.85		12
12.60	41,475	0.62		0.61		4.27		9
1.36	31,761	0.61		0.60		4.22		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	For the six months ended August 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Massachusetts

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/94)
2016(h)	$10.24	$0.17	$(0.12)	$0.05	$(0.18)	$—	$(0.18)	$10.11
2015	9.89	0.36	0.36	0.72	(0.37)	—	(0.37)	10.24
2014	10.44	0.36	(0.54)	(0.18)	(0.37)	—	(0.37)	9.89
2013	10.21	0.42	0.19	0.61	(0.38)	—	(0.38)	10.44
2012	9.47	0.42	0.75	1.17	(0.43)	—	(0.43)	10.21
2011	9.75	0.44	(0.27)	0.17	(0.45)	—	(0.45)	9.47
Class C (2/14)
2016(h)	10.15	0.13	(0.12)	0.01	(0.14)	—	(0.14)	10.02
2015	9.81	0.27	0.36	0.63	(0.29)	—	(0.29)	10.15
2014(g)	9.74	0.02	0.07	0.09	(0.02)	—	(0.02)	9.81
Class C2 (10/94)(f)
2016(h)	10.15	0.14	(0.11)	0.03	(0.15)	—	(0.15)	10.03
2015	9.81	0.30	0.35	0.65	(0.31)	—	(0.31)	10.15
2014	10.35	0.30	(0.53)	(0.23)	(0.31)	—	(0.31)	9.81
2013	10.13	0.36	0.18	0.54	(0.32)	—	(0.32)	10.35
2012	9.39	0.36	0.76	1.12	(0.38)	—	(0.38)	10.13
2011	9.67	0.39	(0.27)	0.12	(0.40)	—	(0.40)	9.39
Class I (12/86)
2016(h)	10.22	0.18	(0.11)	0.07	(0.19)	—	(0.19)	10.10
2015	9.88	0.38	0.35	0.73	(0.39)	—	(0.39)	10.22
2014	10.42	0.37	(0.52)	(0.15)	(0.39)	—	(0.39)	9.88
2013	10.19	0.44	0.18	0.62	(0.39)	—	(0.39)	10.42
2012	9.45	0.44	0.75	1.19	(0.45)	—	(0.45)	10.19
2011	9.73	0.46	(0.27)	0.19	(0.47)	—	(0.47)	9.45

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratio to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.48%	$82,662	0.81	%*	0.81	%*	3.36	%*	5%
7.42	84,367	0.81		0.81		3.52		11
(1.64)	101,648	0.84		0.84		3.64		29
6.01	103,508	0.82		0.82		4.08		11
12.66	92,565	0.95		0.95		4.21		3
1.69	61,883	0.85		0.85		4.54		7

0.07	3,427	1.61	*	1.61	*	2.54	*	5
6.50	2,382	1.61		1.61		2.65		11
0.88	26	1.62	*	1.62	*	3.48	*	29

0.29	23,379	1.36	*	1.36	*	2.81	*	5
6.74	25,254	1.36		1.36		2.97		11
(2.15)	28,457	1.38		1.38		3.06		29
5.34	35,247	1.37		1.37		3.53		11
12.14	30,815	1.49		1.49		3.63		3
1.14	14,872	1.40		1.40		3.98		7

0.67	146,897	0.61	*	0.61	*	3.56	*	5
7.52	143,304	0.62		0.62		3.72		11
(1.36)	111,270	0.63		0.63		3.81		29
6.20	104,360	0.62		0.62		4.29		11
12.89	99,142	0.74		0.74		4.39		3
1.91	52,930	0.65		0.65		4.74		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	For the six months ended August 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

New Jersey

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/94)
2016(g)	$11.50	$0.20	$(0.24)	$(0.04)	$(0.20)	$—	$(0.20)	$11.26
2015	11.10	0.41	0.38	0.79	(0.39)	—	(0.39)	11.50
2014	11.63	0.41	(0.55)	(0.14)	(0.39)	—	(0.39)	11.10
2013	11.29	0.43	0.34	0.77	(0.43)	—	(0.43)	11.63
2012	10.22	0.46	1.05	1.51	(0.44)	—	(0.44)	11.29
2011	10.64	0.46	(0.44)	0.02	(0.44)	—	(0.44)	10.22
Class C (2/14)
2016(g)	11.45	0.15	(0.24)	(0.09)	(0.15)	—	(0.15)	11.21
2015	11.06	0.32	0.37	0.69	(0.30)	—	(0.30)	11.45
2014(e)	10.95	0.02	0.11	0.13	(0.02)	—	(0.02)	11.06
Class C2 (9/94)(f)
2016(g)	11.46	0.16	(0.24)	(0.08)	(0.17)	—	(0.17)	11.21
2015	11.07	0.35	0.37	0.72	(0.33)	—	(0.33)	11.46
2014	11.59	0.35	(0.54)	(0.19)	(0.33)	—	(0.33)	11.07
2013	11.26	0.36	0.34	0.70	(0.37)	—	(0.37)	11.59
2012	10.19	0.40	1.05	1.45	(0.38)	—	(0.38)	11.26
2011	10.61	0.40	(0.43)	(0.03)	(0.39)	—	(0.39)	10.19
Class I (2/92)
2016(g)	11.54	0.21	(0.24)	(0.03)	(0.21)	—	(0.21)	11.30
2015	11.14	0.44	0.38	0.82	(0.42)	—	(0.42)	11.54
2014	11.67	0.44	(0.55)	(0.11)	(0.42)	—	(0.42)	11.14
2013	11.33	0.45	0.35	0.80	(0.46)	—	(0.46)	11.67
2012	10.26	0.48	1.06	1.54	(0.47)	—	(0.47)	11.33
2011	10.68	0.48	(0.43)	0.05	(0.47)	—	(0.47)	10.26

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.39)%	$135,367	0.81	%*	0.81	%*	3.43	%*	10%
7.22	130,664	0.81		0.81		3.60		11
(1.08)	153,126	0.83		0.83		3.75		13
6.93	169,891	0.81		0.81		3.71		12
15.13	145,946	0.83		0.83		4.30		7
0.14	125,945	0.82		0.82		4.29		7

(0.79)	7,593	1.61	*	1.61	*	2.62	*	10
6.31	6,690	1.61		1.61		2.81		11
1.15	31	1.64	*	1.64	*	3.57	*	13

(0.74)	43,273	1.36	*	1.36	*	2.89	*	10
6.59	46,892	1.36		1.36		3.05		11
(1.57)	50,176	1.37		1.37		3.18		13
6.30	58,848	1.36		1.36		3.15		12
14.54	45,046	1.38		1.38		3.75		7
(0.41)	37,511	1.37		1.37		3.74		7

(0.29)	103,051	0.61	*	0.61	*	3.64	*	10
7.42	104,578	0.61		0.61		3.81		11
(0.86)	75,577	0.62		0.62		3.93		13
7.13	90,896	0.61		0.61		3.91		12
15.30	79,361	0.63		0.63		4.51		7
0.36	70,068	0.62		0.62		4.49		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended August 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

New York

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/94)
2016(h)	$11.14	$0.20	$(0.14)	$0.06	$(0.20)	$—	$(0.20)	$11.00
2015	10.71	0.41	0.43	0.84	(0.41)	—	(0.41)	11.14
2014	11.30	0.40	(0.60)	(0.20)	(0.38)	(0.01)	(0.39)	10.71
2013	11.17	0.40	0.14	0.54	(0.40)	(0.01)	(0.41)	11.30
2012	10.39	0.46	0.81	1.27	(0.46)	(0.03)	(0.49)	11.17
2011	10.72	0.47	(0.34)	0.13	(0.46)	—	(0.46)	10.39
Class C (2/14)
2016(h)	11.13	0.15	(0.14)	0.01	(0.16)	—	(0.16)	10.98
2015	10.70	0.31	0.45	0.76	(0.33)	—	(0.33)	11.13
2014(f)	10.61	0.01	0.10	0.11	(0.02)	—	(0.02)	10.70
Class C2 (9/94)(g)
2016(h)	11.14	0.17	(0.15)	0.02	(0.17)	—	(0.17)	10.99
2015	10.71	0.35	0.43	0.78	(0.35)	—	(0.35)	11.14
2014	11.30	0.34	(0.60)	(0.26)	(0.32)	(0.01)	(0.33)	10.71
2013	11.17	0.34	0.14	0.48	(0.34)	(0.01)	(0.35)	11.30
2012	10.39	0.40	0.81	1.21	(0.40)	(0.03)	(0.43)	11.17
2011	10.72	0.41	(0.34)	0.07	(0.40)	—	(0.40)	10.39
Class I (12/86)
2016(h)	11.16	0.21	(0.14)	0.07	(0.22)	—	(0.22)	11.01
2015	10.73	0.43	0.43	0.86	(0.43)	—	(0.43)	11.16
2014	11.32	0.42	(0.60)	(0.18)	(0.40)	(0.01)	(0.41)	10.73
2013	11.19	0.43	0.13	0.56	(0.42)	(0.01)	(0.43)	11.32
2012	10.41	0.48	0.81	1.29	(0.48)	(0.03)	(0.51)	11.19
2011	10.73	0.49	(0.33)	0.16	(0.48)	—	(0.48)	10.41

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratio to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.58%	$279,138	0.79	%*	0.78	%*	3.59	%*	18%
7.95	269,664	0.78		0.78		3.76		23
(1.68)	314,182	0.81		0.81		3.78		47
4.89	344,364	0.79		0.79		3.57		18
12.45	316,904	0.85		0.84		4.19		16
1.12	209,283	0.83		0.81		4.38		7

0.09	13,081	1.58	*	1.57	*	2.74	*	18
7.13	7,209	1.58		1.58		2.86		23
1.01	302	1.59	*	1.59	*	3.38	*	47

0.22	69,714	1.34	*	1.33	*	3.04	*	18
7.36	74,707	1.33		1.33		3.20		23
(2.23)	79,435	1.35		1.35		3.20		47
4.34	98,792	1.34		1.34		3.02		18
11.83	91,281	1.40		1.39		3.65		16
0.58	61,439	1.38		1.36		3.82		7

0.60	347,349	0.59	*	0.58	*	3.79	*	18
8.16	347,696	0.58		0.58		3.94		23
(1.49)	278,997	0.60		0.60		3.95		47
5.10	330,733	0.59		0.59		3.78		18
12.65	325,424	0.65		0.64		4.35		16
1.44	141,171	0.63		0.61		4.58		7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended August 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is August 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by each Fund’s respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and each Fund’s personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to under-lying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

72	Nuveen Investments

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Outstanding when-issued/delayed delivery purchase commitments	$7,595,272	$2,687,550	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares include a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

74	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$284,817,535	$—		$284,817,535

Massachusetts
Long-Term Investments*:
Municipal Bonds	$—	$250,535,100	$1,529,147	**	$252,064,247

New Jersey
Long-Term Investments*:
Municipal Bonds	$—	$282,186,225	$—		$282,186,225

New York
Long-Term Investments*:
Municipal Bonds	$—	$708,542,948	$—		$708,542,948
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$7,955,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,600,000	1,770,000	6,105,000
Total	$—	$1,600,000	$1,770,000	$14,060,000

During the current fiscal period, the average amount of floating rate obligations (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$—	$—	$—	$7,955,000
Average annual interest rate and fees	—%	—%	—%	0.52%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively

76	Nuveen Investments

borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Externally-Deposited Recourse Trusts	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,600,000	1,770,000	—
Total	$—	$1,600,000	$1,770,000	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 8/31/15		Year Ended 2/28/15
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	585,209	$6,282,788	1,287,387	$13,816,697
Class C	104,397	1,125,315	189,160	2,028,382
Class C2	7,984	85,621	20,332	218,027
Class I	883,053	9,517,974	2,402,790	25,903,141
Shares issued to shareholders due to reinvestment of distributions:
Class A	204,462	2,194,152	443,262	4,760,008
Class C	2,278	24,387	1,826	19,693
Class C2	33,387	357,939	69,498	745,708
Class I	79,734	858,257	109,599	1,184,600
	1,900,504	20,446,433	4,523,854	48,676,256
Shares redeemed:
Class A	(1,088,789)	(11,682,373)	(4,191,477)	(44,928,224)
Class C	(13,036)	(140,558)	(5,843)	(63,283)
Class C2	(254,327)	(2,734,005)	(488,559)	(5,210,590)
Class I	(337,185)	(3,629,726)	(613,334)	(6,594,810)
	(1,693,337)	(18,186,662)	(5,299,213)	(56,796,907)
Net increase (decrease)	207,167	$2,259,771	(775,359)	$(8,120,651)

	Six Months Ended 8/31/15		Year Ended 2/28/15
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	378,435	$3,830,724	1,291,965	$13,055,837
Class C	140,055	1,407,854	231,071	2,320,196
Class C2	9,192	92,234	17,585	176,595
Class I	1,260,735	12,750,536	3,772,017	38,211,707
Shares issued to shareholders due to reinvestment of distributions:
Class A	122,717	1,242,476	290,974	2,947,069
Class C	3,435	34,448	2,397	24,263
Class C2	23,854	239,580	57,270	575,774
Class I	217,298	2,196,653	385,835	3,911,892
	2,155,721	21,794,505	6,049,114	61,223,333
Shares redeemed:
Class A	(565,259)	(5,715,441)	(3,614,275)	(36,499,748)
Class C	(36,199)	(362,458)	(1,335)	(13,543)
Class C2	(188,691)	(1,895,206)	(487,444)	(4,897,217)
Class I	(945,637)	(9,565,910)	(1,401,777)	(14,163,825)
	(1,735,786)	(17,539,015)	(5,504,831)	(55,574,333)
Net increase (decrease)	419,935	$4,255,490	544,283	$5,649,000

78	Nuveen Investments

	Six Months Ended 8/31/15		Year Ended 2/28/15
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,676,431	$18,997,403	1,329,034	$15,124,483
Class C	145,820	1,651,334	615,400	6,955,382
Class C2	8,780	99,163	33,586	380,203
Class I	699,931	7,958,564	3,210,330	36,677,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	170,221	1,930,359	366,074	4,174,531
Class C	6,041	68,210	7,005	79,918
Class C2	42,078	475,293	88,341	1,004,669
Class I	117,868	1,341,577	188,235	2,159,934
	2,867,170	32,521,903	5,838,005	66,556,368
Shares redeemed:
Class A	(1,181,644)	(13,381,362)	(4,124,694)	(46,932,092)
Class C	(58,461)	(659,941)	(41,101)	(470,383)
Class C2	(283,830)	(3,210,876)	(563,929)	(6,392,699)
Class I	(755,947)	(8,597,781)	(1,120,574)	(12,812,730)
	(2,279,882)	(25,849,960)	(5,850,298)	(66,607,904)
Net increase (decrease)	587,288	$6,671,943	(12,293)	$(51,536)

	Six Months Ended 8/31/15		Year Ended 2/28/15
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,560,834	$28,209,735	2,933,063	$32,183,942
Class C	578,847	6,375,492	618,485	6,790,411
Class C2	50,716	558,932	71,109	783,509
Class I	1,604,246	17,720,075	7,160,327	78,820,451
Shares issued to shareholders due to reinvestment of distributions:
Class A	377,667	4,163,287	821,486	9,042,897
Class C	9,165	100,772	7,194	79,607
Class C2	70,581	777,473	151,896	1,673,197
Class I	510,145	5,629,909	912,741	10,086,975
	5,762,201	63,535,675	12,676,301	139,460,989
Shares redeemed:
Class A	(1,756,333)	(19,347,842)	(8,896,827)	(97,468,672)
Class C	(44,763)	(495,721)	(5,964)	(65,868)
Class C2	(486,112)	(5,362,768)	(937,122)	(10,268,445)
Class I	(1,730,832)	(19,117,645)	(2,934,423)	(32,356,368)
	(4,018,040)	(44,323,976)	(12,774,336)	(140,159,353)
Net increase (decrease)	1,744,161	$19,211,699	(98,035)	$(698,364)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Purchases	$16,848,839	$17,738,576	$35,679,295	$154,471,521
Sales and maturities	10,515,752	13,503,450	28,552,074	129,320,184

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Cost of investments	$269,565,168	$236,912,907	$268,628,569	$659,187,675
Gross unrealized:
Appreciation	$16,077,700	$17,095,804	$15,249,815	$43,718,319
Depreciation	(825,333)	(1,944,464)	(1,692,159)	(2,318,608)
Net unrealized appreciation (depreciation) of investments	$15,252,367	$15,151,340	$13,557,656	$41,399,711

Permanent differences, primarily due to federal taxes paid and taxable market discount resulted in reclassifications among the Funds’ components of net assets as of February 28, 2015, the Funds’ last tax year end, as follows:

	Connecticut	Massachusetts	New Jersey	New York
Capital paid-in	$3	$(3)	$(25)	$(2)
Undistributed (Over-distribution of) net investment income	(93)	(60,596)	(49,201)	(46,927)
Accumulated net realized gain (loss)	90	60,599	49,226	46,929

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2015, the Funds’ last tax year end, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$1,030,311	$1,077,981	$1,792,027	$4,511,005
Undistributed net ordinary income[2]	26,781	5,016	270,601	11,073
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2015, through February 28, 2015 and paid on March 2, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2015, was designated for purposes of the dividends paid deduction as follows:

	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$9,407,063	$9,081,554	$9,670,143	$25,570,822
Distributions from net ordinary income[2]	20,865	72,433	54,883	105,177
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Connecticut	Massachusetts	New Jersey	New York
Expiration:
February 28, 2017	$—	$12,497	$—	$—
February 28, 2018	—	98,330	—	—
February 28, 2019	—	—	78,535	—
Not subject to expiration	5,232,425	7,085,525	—	11,845,862
Total	$5,232,425	$7,196,352	$78,535	$11,845,862

During the Funds’ last tax year ended February 28, 2015, the following Funds utilized capital loss carryforwards as follows:

	Connecticut	Massachusetts	New Jersey
Utilized capital loss carryforwards	$843,069	$795,915	$1,405,723

80	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2015, the complex-level fee for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected	$89,716	$28,538	$74,263	$263,232
Paid to financial intermediaries	79,442	24,902	64,179	241,639

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	Massachusetts	New Jersey	New York
Commission advances	$34,913	$15,749	$23,288	$194,131

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained	$11,388	$12,003	$24,540	$39,519

The remaining 12b-1 fees charged to the were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Connecticut	Massachusetts	New Jersey	New York
CDSC retained	$440	$731	$1,743	$11,915

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Connecticut, New Jersey and New York utilized $1,924,709, $512,131 and $3,791,576, respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. Massachusetts did not draw on this Unsecured Credit Line during the current fiscal period.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A shares at NAV without an up-front sales charges will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or wavier as specified in the Funds’ statement of additional information.

82	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	83

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

84	Nuveen Investments

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	85

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

86	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

Nuveen Investments	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board considered that the Fund ranked in its Performance Peer Group in the second quartile for the one-, three- and five-year periods. The Board also noted that, although the Fund underperformed its benchmark in the three- and five-year periods, it outperformed its benchmark in the one-year period.

For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Board also noted that, although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one- and three-year periods.

For Nuveen New Jersey Municipal Bond Fund (the “NJ Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen New York Municipal Bond Fund (the “NY Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and outperformed its benchmark in the one- and five-year periods and only slightly underperformed its benchmark in the three-year period.

88	Nuveen Investments

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Massachusetts Fund, the NJ Fund and the NY Fund each had a net management fee and net expense ratio in line with their peer averages, and the Connecticut Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the

90	Nuveen Investments

notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Massachusetts Fund and the NY Fund through the adoption of permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction.

The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS3-0815D        11050-INV-B-10/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: November 5, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: November 5, 2015